        Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by brackets with the character "*" indicating deleted information.

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


                                                                   EXHIBIT 10.19

                    HOME VIDEO RIGHTS ACQUISITION AGREEMENT

                                   (DOMESTIC)

                           DATED AS OF AUGUST 8, 1996

1.   PARTIES:
     -------

     (a) Twentieth Century Fox Home Entertainment, Inc. ("FOX"), on the one hand; and

     (b) Saban Entertainment, Inc. ("SEI"), and Ventura Film Distributors, B.V. ("VENTURA") (collectively, "SABAN"), on the other hand.

2.   CONDITION PRECEDENT:  This Home Video Rights Acquisition Agreement
     -------------------
("Agreement") is subject in its entirety to early termination of the Agreement dated as of March 1, 1994 between Saban and WarnerVision Entertainment, Inc. ("WARNER") as successor to A* Vision ("WARNER AGREEMENT"), pursuant to the following:

     (a) Warner Effective Date:  The effective date of the early termination of
         ---------------------
     the Warner Agreement ("WARNER EFFECTIVE DATE") shall be on or prior to September 11, 1996.

     (b) Buy-Out Contributions:  The monies required to be paid to Warner as
         ---------------------
     consideration for early termination of the Warner Agreement ("BUY-OUT PRICE") shall consist of Fox's Buy-Out Contribution and Saban's Buy-Out Contribution. The amount of Fox's contribution to the Buy-Out Price as consideration for the exclusive grant of Distribution Rights hereunder ("FOX'S BUY-OUT CONTRIBUTION") shall be [*] The amount of Saban's contribution to the Buy-Out Price ("SABAN'S BUY-OUT CONTRIBUTION") shall equal the difference between the Buy-Out Price and Fox's Buy-Out Contribution, and shall be at least [*] Fox shall loan [*] to Saban for its use in paying Saban's Buy-Out Contribution ("BUY-OUT LOAN").

     (c) Timing of Payment:  Saban shall be solely responsible for paying the
         -----------------
     Buy-Out Price to Warner. Provided Saban negotiates termination of the Warner Agreement in compliance with Paragraph 2.(a), and provided Saban first pays the full amount of the Buy-Out Price to Warner, Fox shall pay Fox's Buy-Out Contribution to Saban and the Buy-Out Loan within 10 days following signature of this Agreement.

     (d) Failure to Early Terminate:  If the Warner Effective Date does not
         --------------------------
     occur on or prior to September 11, 1996, any monies theretofore paid by Fox to Saban, if any, shall be immediately refunded, this Agreement shall immediately terminate and neither Fox nor Saban shall have any further obligation to the other hereunder.

3.   PROGRAMS:  "PROGRAMS" means collectively, Saban Programs, FCN Programs, and
     --------
Marvel Programs, pursuant to the following:

     (a) "SABAN PROGRAMS" means the Television Series "Sweet Valley High", and all Television Motion Pictures originally produced and broadcast primarily for an audience of children 12 years of age and younger, as to which any right of Home Video Distribution in all or any part of the Distribution Territory at any time during the Output Term is or becomes owned or controlled by SEI or Ventura, including any and all versions of such Television Motion Pictures and "making of" or other promotional programs produced in connection with such Television Motion Pictures (if available), excluding only the following:

               (i) Any Theatrical Motion Picture, Movie-for-Television, or Television Mini-Series; and

               (ii) The Television Series currently entitled "X-Men" and any sequels thereto, prior to the expiration or any early termination of the agreement dated June 28, 1994 between SEI, Saban International N.V. ("SINV") and Polygram Video International Limited. The date of expiration or early termination of such agreement shall be referred to as the "X-MEN EFFECTIVE DATE".

     (b) "FCN PROGRAMS" means all Television Motion Pictures as to which any right of Home Video Distribution in all or any part of the Distribution Territory at any time during the Output Term is or becomes owned or controlled by Fox Children's Network, Inc. ("FCN") or any successor, including any and all versions of such Television Motion Pictures and "making of" or other promotional programs produced in connection with such Television Motion Pictures (if available), excluding only any Theatrical Motion Picture, Movie-for-Television, or Television Mini-Series.

     (c) "MARVEL PROGRAMS" means, collectively, all New Marvel Programs and Old Marvel Programs, pursuant to the following:

          (i) "NEW MARVEL PROGRAMS" means all Television Motion Pictures produced or to be produced by Saban pursuant to the agreement dated as of June 24, 1996 among Marvel Characters Group, Inc. ("MARVEL"), Fox Kids Worldwide LLC ("FKW"), and SINV, excluding only any Theatrical Motion Picture, Movie-for-Television, or Television Mini-Series; and

          (ii) "OLD MARVEL PROGRAMS" means all Television Motion Pictures, if any, as to which any right of Home Video Distribution in all or any part of the Distribution Territory at any time during the Output Term is or becomes owned or controlled by Marvel and subsequently becomes owned or controlled by Saban or FKW (or any successor of either or both), including any and all versions of such Television Motion Pictures and "making of" or other promotional programs produced in connection with such Television Motion Pictures (if available), and excluding only New Marvel Programs and any Theatrical Motion Picture, Movie-for-Television, or Television Mini-Series. The date, if any, that Saban or FKW (or any successor of either or both) acquires any right of Home Video Distribution of any Old Marvel Program shall be referred to as the "OLD MARVEL EFFECTIVE DATE".

A list identifying the titles of substantially every Program existing as of the Warner Effective Date to which SEI and Ventura owns or controls the right of Home Video Distribution of such Program in one or more Territories of the Distribution Territory, and the expiration date of such right(s), is attached hereto as EXHIBIT "A". Within 30 days following signature of this Agreement by Saban, and thereafter no less frequently than quarterly during the Output Term, Saban shall supply to Fox updated versions of Exhibit "A", containing additions, deletions and/or corrections to the immediately preceding version of Exhibit "A", as applicable.

4.   DISTRIBUTION RIGHTS:  Fox shall have the right to exercise the U.S. Rights
     -------------------
and the Canadian Rights (collectively, "DISTRIBUTION RIGHTS") pursuant to the following:

     (a) U.S. Rights:  SEI hereby grants and licenses to Fox the sole and
         -----------
     exclusive right and license under copyright and otherwise to exercise all rights of Home Video Distribution and Home Video Exhibition with respect to English-language and Spanish-language versions of the Programs throughout the U.S. Territory, and all additional rights in connection with Home Video Distribution and

     Home Video Exhibition of such Programs and marketing, advertising, and promotion thereof as more fully described in the Standard Terms attached hereto (collectively, "U.S. RIGHTS"). SEI has not and will not during the Distribution Term sell, assign, license or grant to any Party other than Fox, encumber, or utilize the U.S. Rights to any Program.

     (b) Canadian Rights:  Ventura hereby grants to Fox the sole and exclusive
         ---------------
     right under copyright and otherwise to exercise all rights of Home Video Distribution and Home Video Exhibition with respect to English-language versions of the Programs throughout Canada, and all additional rights in connection with Home Video Distribution and Home Video Exhibition of such Programs and marketing, advertising, and promotion thereof as more fully described in the Standard Terms attached hereto (collectively, "CANADIAN RIGHTS"). Ventura has not and will not during the Distribution Term sell, assign, license or grant to any Party other than Fox, encumber, or utilize the Canadian Rights to any Program.

5.   RESERVED RIGHTS:  Saban reserves all rights not expressly granted herein,
     ---------------
including, without limitation, all rights of Theatrical Distribution and Theatrical Exhibition of the Programs, Television Distribution and Television Exhibition of the Programs, Non-Theatrical Distribution and Non-Theatrical Exhibition of the Programs, and all Interactive Media Merchandising Rights with respect to the Programs.

6.   DISTRIBUTION TERRITORY:  The "DISTRIBUTION TERRITORY" shall consist of the
     ----------------------
U.S. Territory and the Canadian Territory. The "U.S. TERRITORY" shall mean the United States, its territories and possessions, but excluding Puerto Rico. The "Canadian Territory" shall mean the Dominion of Canada, and its territories and possessions.

7.   OUTPUT TERM/DISTRIBUTION TERM:  The period during which Programs are
     -----------------------------
subject to this Agreement ("OUTPUT TERM") shall commence as follows: (a) for all Programs except Old Marvel Programs and "X-Men", on the Warner Effective Date,
(b) for Old Marvel Programs, on the Old Marvel Effective Date, and (c) for "X-Men" on the X-Men Effective Date, and, for all Programs, shall expire seven (7) years after the Warner Effective Date. The period during which Fox may exercise the Distribution Rights to the Programs ("DISTRIBUTION TERM") shall be co-extensive with the Output Term, except that, for each Program released during the last two years of the Output Term, Fox may continue to exercise the Distribution Rights until nine (9) years after the Warner Effective Date. Each year of the Output Term, or Distribution Term, as applicable, may be referred to as a "CONTRACT YEAR".

8.   RELEASE AVAILABILITY REQUIREMENTS/DELIVERY/VIDEO AVAILABILITY:
     -------------------------------------------------------------

     (a) RELEASE AVAILABILITY REQUIREMENTS:  During each Contract Year, Saban
         ---------------------------------
     shall make available for release by Fox at least six (6) Programs mutually acceptable to Fox and Saban, at least two of which shall not have been previously released for Home Video Distribution in any Territory of the Distribution Territory ("PROGRAM MINIMUM"). Each Program eligible to satisfy the Program Minimum shall be available for release throughout the Distribution Territory and for the entirety of the applicable portion of the Distribution Term. In addition to the Program Minimum, additional Programs may be released by mutual agreement.

     (b) DELIVERY:  For each Program mutually approved for release pursuant to
         --------
     Paragraph 12.(a)(ii), Saban shall complete Delivery to Fox the earlier of
     (i) 30 days after Fox's request for such Delivery, or (ii) no later than 90 days before the first Initial Release Date for such Program in any Territory of the Distribution Territory. The Programs shall be delivered in accordance with the Standard Terms and Conditions and Saban shall bear all costs of Delivery.

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


     (c) VIDEO AVAILABILITY:  Each Program made available for release by Fox
         ------------------
     pursuant to Paragraph 8.(a) shall be available for Home Video Distribution by Fox in every Territory of the Distribution Territory for which Saban has the right of Home Video Distribution. For each Program created following the date hereof, Saban shall notify Fox in writing prior to any grant by Saban of any holdback on home video distribution of such Program in any Territory of the Distribution Territory.

9.   PAYMENTS TO SABAN:
     -----------------

     (a) SABAN'S SHARE:  In consideration of the grant of the Distribution
         -------------
     Rights and Saban's representations and warranties herein, and subject to Saban's compliance with this Agreement (including compliance with the Standard Terms and Conditions and prompt completion of Delivery of all Programs to be released hereunder), Fox shall remit to Saban [*] as "SABAN'S SHARE". [*] if any, after Fox deducts, on a continuing and cumulative basis based on financial data determined, recorded and computed as of the end of the particular Statement Period for which a periodic Accounting Statement is being rendered, the aggregate of the following items, in the order of priority set forth below:

          (i)   Home Video Distribution Expenses;

          (ii)  [*] ("INTEREST RATE"); and

          (iii) The Buy-Out Loan.

     (b)  Participation Terminology:
          -------------------------

          (i)   "FOX ENTITY":  Fox, a Subsidiary or an Affiliate.
                ------------

          (ii)  "FOX HOME VIDEO DISTRIBUTOR": A Fox Entity which is a Home Video
                ----------------------------
                 Distributor .

          (iii)  "GROSS RECEIPTS":  [*] ("PROMOTIONAL CASSETTES").
                 ----------------

          (iv)  "HOME VIDEO DISTRIBUTION EXPENSES":  All Manufacturing Costs,
                ----------------------------------
          Sales and Marketing Costs and Miscellaneous Distribution Costs which are paid, advanced, incurred or accrued by Fox (including its Subsidiaries and Affiliates) by reason of, in connection with, or which are allocable to the Home Video Distribution of Cassettes of the Programs, pursuant to the following:

               (A) "MANUFACTURING COSTS":  For all Cassettes of Programs
                   ---------------------
               actually shipped, all third-party costs of manufacture, packaging and shipping of Cassettes of the Programs (reflecting volume discounts/rebates), including costs of re-editing, dubbing, subtitling, closed captioning and descriptive services (if any), costs of anti-piracy devices and anti-copying protection, mastering, raw materials costs including

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


               tape, disc, shell, cartridge, box, labels, sleeves, containers, stickers, duplication, packaging materials and services including plastic-wrapping, "pick, pack and ship" and other physical distribution and handling services, freight, inventory management services, warehousing, insurance, storage, degaussing and disposal;

               (B) "SALES AND MARKETING COSTS":  All third-party costs in
                   ---------------------------
               connection with the selling, advertising and promotion of Cassettes of the Programs, including design, production and manufacture of marketing and advertising materials, press kits, trailers, screening Cassettes, media purchases, mailers, promotions, fulfillment, advertising funding and rebates including "co-op", sales rebates, display and point-of-purchase advertising, advertising agency and public relations fees, consultant fees, sales incentive programs, an allocable portion of the dues and assessments paid with respect to industry anti-piracy programs relating to Cassettes, research, trade show and entertainment costs, commercial fie-ins and sales commissions; and

               (C) "MISCELLANEOUS DISTRIBUTION COSTS":  All amounts (however
                   ----------------------------------
               denominated) remitted by or on behalf of Fox to taxing authorities as sales, use, excise, VAT, commodity, remittance, withholding and comparable or similar taxes (collectively, "VIDEO-RELATED TAXES"); and all costs and expenses paid, advanced, incurred or accrued in connection with the Home Video Distribution of Cassettes of the Programs, excluding Manufacturing Costs and Sales and Marketing Costs but including the conversion of funds costs, collection costs, and costs incurred with respect to licensing the right to engage in Home Video Distribution of Cassettes of the Programs.

          (v) "HOME VIDEO DISTRIBUTOR":  A Party licensed to perform Home Video
              ------------------------
          Distribution by a Fox Entity and which engages in the sale or rental of Cassettes embodying Motion Pictures directly to wholesale dealers and/or retail dealers and outlets. The term Home Video Distributor shall not include a wholesale or retail dealer or outlet which buys or leases Cassettes embodying Motion Pictures from a Party which is also a Home Video Distributor.

     (c)  Reasonable Reserves:
          -------------------

          (i) Fox may establish and maintain reasonable reserves for anticipated costs, charges and/or revaluations, including bad debts, returns, defectives, freight, obsolescence, Video-Related Taxes, co-op advertising and market development funding. The amount of such reserves as a percentage of Gross Receipts shall not exceed the maximum amount provided for in Fox's then-current accounting practices and policies as they apply to Fox's own (or its affiliates') similar product. [*] Bad debts shall not in any event be deducted more than once.

          (ii Any reserves taken hereunder shall be liquidated periodically, pursuant to Fox's then-current accounting practices and policies. Fox represents that, pursuant to Fox's accounting practices and policies as of the date hereof, reserves are liquidated annually.

     (d) Accounting By Fox:  With respect to each Program released hereunder,
         -----------------
     Fox shall account to Saban with respect to Gross Receipts, Net Receipts and Saban's Share as follows:

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


          (i) First Accounting Statement and Payment:  Fox shall deliver an
              --------------------------------------
          initial accounting statement, in a form determined by Fox, which shows in summary form Gross Receipts, permitted deductions therefrom, and Net Receipts, if any, ("ACCOUNTING STATEMENT") and shall pay Saban's Share of Net Receipts, if any, no less than 45 days after the end of the calendar quarter in which the Initial Release Date of such Program in the Distribution Territory occurs.

          (ii) Subsequent Accounting Statements and Payments:  As to all
               ---------------------------------------------
          subsequent Accounting Statements and payments relating to such Program other than those set forth in Paragraph 9.(d)(i), Fox shall deliver a Accounting Statement and pay any balance of Saban's Share of Net Receipts, if any, 45 days after the end of each calendar quarter in which Gross Receipts are determined to have been collected for, or any permitted deductions are taken with respect to, such Program.

10.  CROSS-COLLATERALIZATION/SHORTFALLS:  The Programs are cross-collateralized,
     ----------------------------------
and Fox may recoup Home Video Distribution Expenses for any Program and the Buy-Out Loan from Gross Receipts from all Programs. [*]

11.  THIRD PARTY PARTICIPATIONS/GUILD PAYMENTS:  With respect to each of the
     -----------------------------------------
Programs, as between Saban and Fox, Saban shall be solely responsible to account to and/or make any payments to third Party participants in the proceeds of the Program derived from the exploitation of the Distribution Rights in the Distribution Territory. With respect to each of the Programs, as between Saban and Fox, Saban shall be solely responsible for and shall pay all Guild Payments with respect to the Program. If, notwithstanding the foregoing sentence, Fox is compelled to pay any Guild Payments with respect to a Program pursuant to a collective bargaining agreement or by contractual agreement, Fox shall recoup such Guild Payments from any amounts payable to Saban and Saban shall, upon Fox's request, pay Fox an amount equal to the balance of Guild Payments paid by Fox which have not been so recouped.

12.  DISTRIBUTION AND EXPLOITATION:
     -----------------------------

     (a)  Fox's Obligations to Saban:
          --------------------------

          (i) Limitations on Home Video Distribution Expenses:  Home Video
              -----------------------------------------------
          Distribution Expenses shall not include any allocation of costs of Fox's overhead (including rent and employee salaries for marketing, sales, credit evaluation and manufacturing supervision services) without Saban's advance written permission. All costs and expenses paid or incurred by Fox or a Fox Home Video Distributor in transactions with Fox's affiliates shall be reasonable and customary and shall not exceed the amount generally paid (or which would be paid) by unrelated third Parties for similar goods and services.

          (ii)  Release Decisions/Release Dates:  Fox and Saban may each propose
                -------------------------------
          Programs to be released hereunder, but Saban shall have no obligation to make any particular Program available for release hereunder. After mutual consultation, Fox shall submit release proposals (including proposed Initial Release Dates) to Saban. Saban shall approve or disapprove such release proposal within 10 business days following submission to Saban. In the event Saban fails to approve or disapprove such release proposal within such period, the release proposal shall be deemed approved. Approvals hereunder shall not be unreasonably withheld. Any Program release of which is approved by Saban hereunder shall be referred to as an "APPROVED PROGRAM".

          (iii)  Obligations to Third Parties:  For each Program Saban makes
                 ----------------------------
          available for release hereunder, Saban shall notify Fox in writing at the time such Program is made available to Fox of all contractual or other legal limitations on Home Video Distribution and/or Home Video Exhibition of such Program ("PROGRAM RESTRICTIONS"). Provided Saban complies with its obligations under the foregoing sentence, if such Program is thereafter released by Fox hereunder, Fox shall use reasonable efforts to comply with all such Program Restrictions.

          (iv)  Artwork:  For each Approved Program to be released by Fox
                -------
          hereunder, Fox shall submit for Saban's prior approval all proposed artwork for Cassettes of the Program. If Saban does not approve or disapprove such packaging within three (3) business days of submission to Saban, the packaging shall be deemed approved. Approvals hereunder shall not be unreasonably withheld.

          (v) Marketing Plans:  Reasonably in advance of the Initial Release
              ---------------
          Date for any Approved Program, Fox shall submit to Saban a proposed marketing plan setting forth budgeted estimates for certain categories of Sales and Marketing Expenses for the Distribution Territory ("MARKETING PLAN") substantially in the form then-used by Fox. Saban shall have the right to approve the proposed Marketing Plan submitted by Fox. Saban shall approve or disapprove such proposed Marketing Plan within ten (10) business days of its submission to Saban. In the event Saban fails to approve or disapprove such proposed Marketing Plan within such period, the Marketing Plan shall be deemed approved. Approvals hereunder shall not be unreasonably withheld. If Saban timely notifies Fox of its disapproval, Fox shall use reasonable commercial efforts to modify such proposed Marketing Plan to obtain Saban's approval; provided, however, that in the event Saban declines to give approval, (a) Fox shall not release the Program, and (b) the Program shall not be included in the Program Minimum. Fox shall in any event deduct its costs pursuant to Paragraph 9.

          (vi)  Use of Logos:
                ------------

               (A) All Programs:  No later than a date reasonably in advance of
                   ------------
               the Initial Release Date for the first Program to be released hereunder, Fox shall submit to Saban a proposed new logo for use on all packaging of Cassettes of the Programs and in all advertising of such Cassettes by Fox or under Fox's control. Saban shall approve or disapprove such logo within ten (10) business days of submission to Saban. In the event Saban fails to approve or disapprove such logo within such period, such logo shall be deemed approved. Approvals hereunder shall not be unreasonably withheld.

               (B) Saban Programs:  Fox shall include Saban's logos (including
                   --------------
               without limitation a "Fox Kids" logo) on the back of the packaging of Cassettes of the Saban Programs, in equal prominence to Fox's logos; provided, however, that when Saban's name or logo forms a part of the title of a Saban Program, such name or logo, as applicable, shall be used as part of such title.

               (C) FCN Programs:  Fox shall include FCN's logos on the back of
                   ------------
               the packaging of Cassettes of the FCN Programs, in equal prominence to Fox's logos; provided,

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


               however, that when FCN's name or logo forms a part of the title of a FCN Program, such name or logo, as applicable, shall be used as part of such title.

               (D) Marvel Programs:  Fox shall include Marvel's logos on the
                   ---------------
               back of the packaging of Cassettes of the Marvel Programs, in equal prominence to Fox's logos, provided, however, that when Marvel's name or logo forms a part of the title of a Marvel Program, such name or logo, as applicable, shall be used as part of such title.

          (vii) Home Video Distribution:  Fox agrees to consult in good faith
                -----------------------
          with Saban concerning the Home Video Distribution of Cassettes of the Programs. Fox agrees that Cassettes of the Programs shall be distributed in a commercially reasonable and non-discriminatory manner which is no less favorable to Saban than the manner in which Fox distributes Cassettes of its own (or its affiliates') similar product.

     (b) Fox's Control:  Except as provided in Paragraph 12.(a), Fox shall have
         -------------
     complete, exclusive and unqualified discretion and control as to the time, manner (e.g., whether direct or through intermediaries) and trade terms of Home Video Distribution of the Programs, in accordance with such policies, terms and conditions and through such Parties as Fox in its sole business judgment may determine proper or expedient. Fox makes no express or implied representation, warranty, guaranty or agreement that any of the Programs will be released or distributed, as to the manner or extent of any distribution or other exploitation of any such Program, nor the amount of money to be derived therefrom or expended in connection therewith, nor the performance by any subsidiary and/or affiliated entity of Fox, or any subdistributor or licensee in connection with the distribution or other exploitation of the Programs.

     (c) Saban's Obligations to Fox:  In addition to its other obligations under
         --------------------------
     this Agreement, Saban shall assist Fox in obtaining (and provide all documentation required to obtain) such licenses and permits as may be necessary or desirable for the importation, and distribution of the Programs in the Distribution Territory.

13.  EXPIRATION / TERMINATION PROCEDURES:  All Motion Picture Copies of the
     -----------------------------------
Programs made by or for Fox shall be Fox's property. Upon expiration or any earlier termination of the Distribution Term for a Program, all Delivery items, Motion Picture Copies, trailers, advertising materials and accessories with regard to such Program which were delivered to Fox by Saban and which are existing and within Fox's control at the time of such expiration or earlier termination, shall be returned or sent to Saban to such place as Saban shall designate (the cost to be treated as a Manufacturing Cost hereunder). All Cassettes of such Program in Fox's inventory at such time shall be degaussed (the cost thereof to be treated as an additional Manufacturing Cost and the salvage value thereof to be treated as a reduction in Manufacturing Cost hereunder). [*]

14.  REPRESENTATIONS AND WARRANTIES:
     ------------------------------

     (a) Fox Representations and Warranties:  Fox represents, warrants and
         ----------------------------------
     agrees that (i) Fox has the authority to enter into this Agreement and has taken all corporate and other action necessary to duly and validly authorize its signature and the performance of this Agreement, (ii) there are no existing or threatened claims against it which would prevent Fox from performing under this Agreement, (iii) Fox shall not exercise the Distribution Rights outside the Distribution Territory without Saban's written permission, which Saban may grant or withhold in its sole discretion, (iv) Fox shall not exercise the Distribution Rights following expiration of the Distribution Term without Saban's written permission, which Saban may grant or withhold in its sole discretion, and (v) Fox shall not exercise any rights with respect to the Programs other than the Distribution Rights without Saban's written permission, which Saban may grant or withhold in its sole discretion.

     (b) Saban Representations and Warranties:
         ------------------------------------

          (i) SEI represents, warrants end agrees as follows:

               (A) Authority/Action:  SEI has the authority to enter into this
                   ----------------
               Agreement and has taken all corporate and other action necessary to duly and validly authorize its signature and the performance of this Agreement.

               (B) Rights -- All Programs:  Exhibit "A" is complete and accurate
                   ----------------------
               in all material respects, and each updated version of Exhibit "A", as and when delivered to Fox pursuant to Paragraph 3., shall be complete and accurate in all material respects.

               (C) Rights/Payments/Quality -- Released Programs:  For each
                   --------------------------------------------
               Program released in the U.S. Territory hereunder. SEI has and shall continue to have the absolute and exclusive right during the Distribution Term to grant to and vest in Fox all of the U.S. Rights, and that all of the U.S. Rights shall be free and clear of any and all restrictions, claims, liens, encumbrances, impairments or defects of any nature which would impair or interfere with the exercise by Fox of the U.S. Rights during the Distribution Term. SEI further represents, warrants and agrees that SEI has not and will not during the Distribution Term sell, assign, license, grant, encumber, utilize the Program or Cassettes thereof or any of the literary or musical properties used therein in any way that may adversely affect or impair such U.S. Rights, and that none of the U.S. Rights have been sold, assigned, licensed or granted to any third Party.

               (D) No Infringement:  For each Program released in the U.S.
                   ---------------
               Territory hereunder, the execution of this Agreement, the content of such Program, and the exercise by Fox of any of the U.S. Rights will not violate or infringe any rights of any Party.

               (E) Valid Copyright:  For each Program released in the U.S.
                   ---------------
               Territory hereunder, the copyright in the Program and in all literary, dramatic and musical material upon which it is based or which is contained in the Program will be valid and subsisting during the Distribution Term in the United States, and no part thereof is in the public domain.

               (F) Litigation:  For each Program released in the U.S. Territory
                   ----------
               hereunder, there is no litigation, proceeding or claim pending or threatened against SEI or other Party which might materially adversely affect SEI's rights in and to the Program, any copyrights pertaining thereto or the U.S. Rights granted to Fox hereunder.

          (ii) Ventura represents, warrants and agrees as follows:

               (A) Authority/Action:  Ventura has the authority to enter into
                   ----------------
               this Agreement and has taken all corporate and other action necessary to duly and validly authorize its signature and the performance of this Agreement.

               (B) Rights -- All Programs:  Exhibit "A" is complete and accurate
                   ----------------------
               in all material respects, and each updated version of Exhibit "A", as and when delivered to Fox pursuant to Paragraph 3., shall be complete and accurate in all material respects.

               (C) Rights/Payments/Quality -- Released Programs:  For each
                   --------------------------------------------
               Program released in the Canadian Territory hereunder, Ventura has and shall continue to have the absolute and exclusive right during the Distribution Term to grant to and vest in Fox all of the Canadian Rights, and that all of the Canadian Rights shall be free and clear of any and all restrictions, claims, liens, encumbrances, impairments or defects of any nature which would impair or interfere with the exercise by Fox of the Canadian Rights during the Distribution Term. Ventura further represents, warrants and agrees that Ventura has not and will not during the Distribution Term sell, assign, license, grant, encumber, utilize the Program or Cassettes thereof or any of the literary or musical properties used therein in any way that may adversely affect or impair such Canadian Rights, and that none of the U.S. Rights have been sold, assigned, licensed or granted to any third Party.

               (D) No Infringement:  For each Program released in the Canadian
                   ---------------
               Territory hereunder, the execution of this Agreement, the content of the Program, and the exercise by Fox of any of the Canadian Rights will not violate or infringe any rights of any Party.

               (E) Valid Copyright:  For each Program released in the Canadian
                   ---------------
               Territory hereunder, the copyright in the Program and in all literary, dramatic and musical material upon which it is based or which is contained in the Program will be valid and subsisting during the Distribution Term in Canada, and no part thereof is in the public domain.

               (F) Litigation:  For each Program released in the Canadian
                   ----------
               Territory hereunder, there is no litigation, proceeding or claim pending or threatened against Ventura or other Party which might materially adversely affect Ventura's rights in and to the Program, any copyrights pertaining thereto or the Canadian Rights granted to Fox hereunder.

15.  GUARANTY:  In order to induce Fox to enter into this Agreement, and as a
     --------
material obligation hereunder, SEI shall (a) guarantee the performance of Ventura's obligations under this Agreement and any amendments thereto, without recourse to Ventura; and (b) concurrently with Ventura's signature of the Agreement, sign a guaranty agreement which is in a form acceptable to Fox in its sole discretion ("GUARANTY"). The Guaranty required under this Paragraph 15 shall commence as of the date hereof and shall continue in full force and effect until 6 months after the end of the Distribution Term. SEI's failure to deliver any Guaranty in compliance with this Paragraph 15 or any subsequent lapse, cancellation, termination or other failure of any Guaranty shall be a material breach of the Agreement.

16.  INDEMNITIES:
     -----------

     (a) By Fox:  Fox shall indemnify and hold harmless Saban, its parents,
         ------
     subsidiary and affiliated entities, successors, officers, directors, shareholders, employees and agents, from any and all demands, actions, claims, or proceedings and from any and all damages, liabilities, costs, losses and expenses (including reasonable attorneys' fees and expenses) (collectively, "CLAIMS") relating to or arising out of any violation or alleged violation of any of the warranties, representations or agreements made by Fox or Fox's errors or omissions in the distribution of Cassettes of the Programs hereunder.

     (b) By Saban:  Saban shall indemnify and hold harmless Fox, its parents,
         --------
     subsidiary and affiliated entities, successors, officers, directors, shareholders, employees and agents, from and against any and all Claims relating to or arising out of (i) the Warner Agreement, including termination thereof, (ii any violation of any of the warranties, representations or agreements made by Saban, (ii the content of or any error or omission in any Program released hereunder, or in any material or information furnished by Saban, (iv any failure of Saban to furnish such material or information in a timely manner, (v) any Claim by a third Party, claiming through Saban or its predecessors or grantors, to participate in the proceeds of a Program derived from the exploitation of the Distribution Rights in the Distribution Territory, (vi any Claim by a third Party with respect to Guild Payments, or (vi any Claim arising from a violation of law by Saban. Fox shall have the right to deduct all amounts paid or incurred by Fox with respect to Claims from sums accruing to Saban.

17.  NOTICES/DESIGNATION OF AGENT:
     ----------------------------

     (a) To Fox:  All notices from Saban to Fox shall be given in writing by
         ------
     mail (postage prepaid), messenger or telecopier (and if sent by telecopier, such notice shall be concurrently sent by mail) addressed as indicated below. The earlier of: (i) actual receipt; (ii 3 business days after the date of mailing; or (ii the date of telecopying shall be deemed to be the date of service.

                Mail:               P.O. Box 900
                                    Beverly Hills, California 90213
                                    Attention: Legal Department

                Messenger:          2121 Avenue of the Stars, Suite 1300
                                    Los Angeles, California 90067
                                    Attention: Legal Department

                Telecopier:         (310) 369-4739
                Telephone:          (310) 369-3022

     (b) To Saban:  All notices from Fox to Saban may be given in writing by
         --------
     mail (postage prepaid) or messenger or addressed as indicated below. The earlier of (i) actual receipt; (ii 3 business days after the date of mailing; or (ii the date of telecopying shall be deemed to be the date of service.

                Mail and            10960 Wilshire Boulevard
                Messenger:          Los Angeles, California
                                    Attention: General Counsel

                Telecopier:        (310) 235-5102
                Telephone:         (310) 235-5100

     (c)  SERVICE OF PROCESS:
          ------------------

          (i) Fox:  Fox designates and appoints Mary Anne Harrison, at 10201
              ---
          West Pico Boulevard, Los Angeles, California 90035, as its agent to accept service of process in California, or such other person as Fox may designate and appoint to act as its agent.

          (ii) SEI:  SEI hereby appoints SEI's General Counsel to accept service
               ---
          of process in California on its behalf. If no person is validly appointed, or if for any reason said person and/or address may not be validly served, then SEI hereby appoints the Secretary of State of California to accept service of process on its behalf.

          (iii)  Ventura:  Ventura hereby appoints Matthew Krane, Esq., 1451
                 -------
          North Kings Road, Los Angeles, California 90069, to accept service of process in California on its behalf. If no person is validly appointed, or if for any reason said person and/or address may not be validly served, then Ventura hereby appoints the Secretary of State of California to accept service of process on its behalf.

18.  ENTIRE AGREEMENT:  This Home Video Rights Acquisition Agreement ("MAIN
     ----------------
AGREEMENT"), together with: (a) the Standard Terms and Conditions -- Home Video Rights Acquisition Agreement ("STANDARD TERMS"), attached hereto; (b) Exhibit "A", a list of Saban's Rights, (c) Exhibit "B", the Delivery Requirements, with schedule "B-1" thereto; (d) Exhibit "C", the Form of Laboratory Access Letter;
(e) Exhibit "D-1", the Form of Exclusive License (SEI); and (f) Exhibit "D-2", the Form of Exclusive Grant of Rights (Ventura); embody the entire agreement ("HOME VIDEO RIGHTS ACQUISITION AGREEMENT" or "AGREEMENT") between Fox and Saban as to the subject matter hereof, and supersede all previous agreements, warranties or representations, oral or written, which may have been made between Fox and Saban as to the subject matter hereof.

By signing in the spaces provided below, Fox and Saban accept and agree to all of the terms and conditions of this Agreement.

TWENTIETH CENTURY FOX                          SABAN ENTERTAINMENT, INC.
HOME ENTERTAINMENT, INC.
                               ("FOX")


                   /S/                                          /S/
     ---------------------------------              ---------------------------
By:            LAURA COOK                      By:           MEL WOODS
     ---------------------------------              ---------------------------
Its:                                           Its:          PRESIDENT

                                               and
Laura Cook
Senior Vice President                          VENTURA FILM DISTRIBUTORS, B.V.
Legal and Business Affairs                               (COLLECTIVELY, "SABAN")
Twentieth Century Fox Home
Entertainment, Inc.
                                                                /S/
                                                    ---------------------------
                                               By:          HECTOR GROB
                                                    ---------------------------
                                               Its:      ATTORNEY-IN-FACT

    STANDARD TERMS AND CONDITIONS -- HOME VIDEO RIGHTS ACQUISITION AGREEMENT

                                   (DOMESTIC)

Standard Terms and Conditions ("STANDARD TERMS") of the Home Video Rights Acquisition Agreement dated as of August 8, 1996, between TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC. ("FOX"), on the one hand, and SABAN ENTERTAINMENT, INC. ("SEI") and VENTURA FILM DISTRIBUTORS, B.V. ("VENTURA") (collectively, "SABAN"), on the other hand.

1.   DEFINITIONS:  All terms initially capitalized are specifically defined
     -----------
terms and are used as defined where they appear within quotation marks or pursuant to Paragraph 20 of these Standard Terms. If any action is to be taken hereunder on a day which is a Saturday, Sunday or a Holiday, then the day for taking such action shall be the immediately following day which is not such a day.

2.   DISTRIBUTION RIGHTS:  With respect to each Program released hereunder:
     -------------------

     (a) Marketing, Distribution, Exploitation, Advertising and Publicity
         ----------------------------------------------------------------
     Rights: Subject to Paragraph 12.(a) of the Main Agreement, additional rights in connection with marketing, advertising, promotion and exploitation of the Program, as referred to in the Main Agreement, shall include all such rights customarily attendant to distribution of a Motion Picture, including by way of illustration and not limitation, the following:

          (i)   Cut, Edit, Dub and Subtitle:  To cut, edit, dub and/or
                ---------------------------
          subtitle in the Spanish language only, and alter the Program or any parts thereof as Fox may deem necessary to conform to censorship, import permit and other legal requirements and/or to conform to time segment or exhibition standards of licensees and exhibitors and/or to create Spanish language versions;

          (ii)  Title:  To use end to authorize others to use the title of the
                -----
          Program or to translate such title into the Spanish language;

          (iii) Publishing:  To publish and license and authorize others to
                ----------
          publish in the English or Spanish languages, in any media and in such form as Fox deems advisable, synopses (excluding story synopses on video packaging), summaries, adaptations, resumes and stories of and excerpts from the Program and from any literary, dramatic or musical material in the Program or upon which the Program is based, provided that each such instance of publishing is limited to 2,500 words unless otherwise approved in advance by Saban;

          (iv)  Name and Likeness:  To use and authorize others to use the name,
                -----------------
          voice and likeness (and any simulation or reproduction thereof) of any person appearing in or rendering services in connection with the Program;

          (v)   Excerpts and Clips:  To exhibit and authorize others to exhibit,
                ------------------
          without fee, in any language by any media, including radio and television, excerpts and clips from the Program and from any literary, dramatic or musical material in the Program or upon which the Program is based, subject to length limits consistent with guild obligations and otherwise standard in the entertainment industry for similar product; and

          (vi)  Publicity Items:  Subject to Saban's prior approval, not to be
                ---------------
          unreasonably withheld or delayed, to use and authorize the manufacture and distribution of T shirts, sweatshirts,

                                            [*] CONFIDENTIAL TREATMENT REQUESTED


          posters and postcards for publicity purposes, and not for sale.

     (b) Commercial Tie-In Rights:  Saban grants and licenses to Fox, for the
         ------------------------
     License Period and Distribution Territory, the sole and exclusive right and license under copyright to exercise Commercial Tie-In Rights with respect to the Home Video Distribution and Home Video Exhibition of the Program, subject to Saban's prior approval, not to be unreasonably withheld or delayed. All monies received and earned by a Fox Home Video Distributor from the exercise of Commercial Tie-In Rights with respect to the Program shall be included in Gross Receipts.

3.   CONDITIONS PRECEDENT:  Fox's obligations hereunder (including the payment
     --------------------
of any sums payable hereunder) shall be in all respects subject to (a) Saban's compliance with each of Saban's material agreements herein; (b) Saban's delivery to Fox of such of the following documents as may be elsewhere required of Saban, signed and notarized as appropriate: Exclusive License; and Laboratory Access Letter(s); (c) receipt by Fox to the reasonable satisfaction of Fox's legal department of chain-of-title documentation with respect to the Program; and (d) Saban's delivery to Fox of a binder of coverage or endorsement issued directly by the insurance carrier for a policy of Motion Picture Producer and/or Distributor Errors and Omissions Insurance in accordance with the requirements set forth in Paragraph 5 below.

4.   CLIPS/MATERIALS ACCESS:  With respect to each Program released hereunder:
     ----------------------

     (a) Clips:  Fox may license, without fee, excerpts and clips from the
         -----
     Program for purposes of advertising, publicizing or exploiting the Program as permitted under this Agreement.

     (b) Access to Advertising Materials/Spanish Language Versions:  Fox and its
         ---------------------------------------------------------
     licensees shall have free access to and use of any existing versions of the Program dubbed or subtitled in the Spanish language ("SPANISH LANGUAGE VERSION(S)"), and all artwork in all advertising formats including print advertising, theatrical trailers, and television and radio advertising (including access to negatives or dupe negatives of still photographs, trailers and other pre-print material) and electronic press kits, which are used by the other in connection with the exploitation of rights granted with respect to the Program ("ADVERTISING MATERIALS"), to the extent such access does not interfere with the reasonable needs of the Party which owns and controls the Spanish Language Version(s) and/or Advertising Materials. Fox and Saban shall comply and use reasonable efforts to facilitate compliance by their respective licensees with the provisions of the Berne Convention, the Universal Copyright Convention and the laws of the applicable geographic area within which the Advertising Materials are utilized to protect the copyright of the Advertising Materials.

5.   INSURANCE COVERAGE:  With respect to each Program delivered to Fox
     ------------------
hereunder, Saban shall obtain and maintain a policy of Motion Picture Distributor's Errors and Omissions Insurance ("POLICY") in a form acceptable to Fox from an insurance company acceptable to Fox naming Fox and its parent, subsidiary and affiliated entities, successors, assigns and licensees, and their respective officers, agents, directors, owners, shareholders and employees, as additional insureds. Fox hereby approves AIG, The Chubb Group of Insurance Companies, Fireman's Fund Insurance Company, Transamerica Insurance Company and Continental Casualty as acceptable insurance companies. [*]. The Policy shall be for an initial period of not less than 2 years commencing as of the date of this Agreement and shall be renewed by Saban for each year of the License Period. The Policy shall provide for 30 days prior written notice to Fox in the event of any revision, modification or cancellation and that it shall be deemed primary insurance and that any insurance obtained by Fox shall be excess insurance not subject to exposure until the coverage of the Policy shall be exhausted. A binder of coverage or endorsement issued directly by the insurance carrier for the Policy shall be delivered to Fox as soon as obtained but not later than Delivery of the Program.

6.   DELIVERY:  With respect to each Program released hereunder:
     --------

     (a) Delivery Items:  Saban shall pay all costs of Delivery.  No later than
         --------------
     3 months prior to the Initial Video Release Date for the Program in the initial Territory of such release, Saban shall effect Delivery of such Program by delivering to Fox the items identified in EXHIBIT "B" - DELIVERY REQUIREMENTS (including SCHEDULE "B-1"), attached hereto, (collectively, "DELIVERY ITEMS").

     (b) Quality:  At the time of Delivery, the Program shall be fully edited,
         -------
     titled and synchronized with language, dialogue, sound and music, shall be complete in all respects and of a quality, both artistic and technical, adequate for Home Video Distribution in the Distribution Territory as contemplated by this Agreement and equivalent to Fox's quality requirements for similar product.

     (c) Incomplete Delivery:  As soon as possible after receipt by Fox of the
         -------------------
     last Delivery Item, Fox shall notify Saban of any Delivery Items which are incomplete or fail to meet the requirements of this Paragraph 6. Saban shall thereafter have 15 business days to correct all such deficiencies by making delivery to Fox of the required Delivery Items with respect to the Program. Time is of the essence with respect to Delivery of the Program. Acceptance by Fox of incomplete or late Delivery items shall not be construed as a waiver by Fox of Saban's obligation to make Delivery, unless Fox notifies Saban in writing specifying the Delivery Item which need not be delivered or the requirement which is being waived. The cost of any Delivery Item which is supplied by Fox by reason of Saban's failure to make Delivery shall be reimbursed by Saban within 15 days of Fox's invoice.

     (d) Credits:  Saban shall furnish to Fox instructions with regard to
         -------
     screen, package and advertising credits as required by EXHIBIT "B". Saban represents and warrants to, and agrees with Fox, that such instructions shall comply with all applicable contractual, guild or union restrictions or the provisions of any applicable law or requirements of any trade association or governmental agency, including a censorship or ratings board. The casual or inadvertent failure by Fox or any third Party to comply with such credits shall not be a breach of this Agreement. Within a reasonable period following receipt of written notice from Saban specifying the details of Fox's failure to comply with such credits, Fox shall take such steps as are reasonably practicable to cure such failure prospectively. In no event shall any failure by Fox or any third Party to comply with the statement of credits permit Saban to terminate this Agreement or obtain injunctive relief with respect to the exercise by Fox of the Distribution Rights. Fox shall not alter such screen, package or advertising credits except to add Fox's logo to such screen credits.

7.   COPYRIGHT:  With respect to each Program released hereunder, the Program
     ---------
when delivered to Fox shall contain a copyright notice in Saban's name or in the name of its grantor(s), as applicable, in compliance with the Universal Copyright Convention and the Copyright Law of the United States. Saban shall secure, register, renew and extend all copyrights in each Program and all related properties and to protect such copyrights and other related properties (including the characters contained in the Program) upon eligibility for copyright registration, renewal and extension or other protection. In the event of an infringement or alleged infringement of any of said copyrights or related rights, Saban shall proceed promptly and diligently to defend said copyrights and related rights; provided, however, that Saban give prior written notice to Fox. With respect to each Program released hereunder, Fox shall have the right to deduct and/or offset any claims, damages, liabilities or expenses Fox or any affiliated entity of Fox incurs with respect to any deficiency in the "chain of title" of the Program or any underlying materials upon which the Program is based, including, without limitation, any deficiency in the copyright or any other right acquired in the underlying materials or the Program.

8.   FURTHER ASSURANCES:  Saban hereby agrees to duly execute, acknowledge,
     ------------------
procure and deliver to Fox such documents as may be requested by Fox in order to vest in Fox the Distribution Rights and such additional rights granted to Fox pursuant to this Agreement, including without limitation documentation of rights clearances and permissions that Fox may require to exercise the Distribution Rights hereunder.

9.   CONFIDENTIALITY:  Except to the extent disclosure is required by law,
     ---------------
administrative or court order or must be made to the attorneys, accountants, auditors, employees, officers and directors of either Saban or Fox, neither Saban nor Fox shall disclose to any third Party the terms of this Agreement. Saban agrees to keep confidential any information regarding Fox which Saban obtains in connection with this Agreement, including in any reports, P&L's, vendor information and pricing or other information provided by Fox. Saban agrees not to disclose or use such information for any reason, except that Saban may disclose such information with respect to a Program released hereunder to auditors of third Party participants in the proceeds of such Program, provided such auditors agree to keep such information confidential as provided in this paragraph. Each of Saban and Fox agrees that breach of this provision shall cause irreparable harm to the other.

10.  CENSORSHIP:  With respect to each Program delivered to Fox hereunder, Fox
     ----------
shall not be obligated to distribute the Program in any country or area of the Distribution Territory if Fox is prohibited from so distributing the Program because of censorship, any MPA regulation or directive, or event of force majeure.

11.  PRESS RELEASES:  Neither Saban nor Fox shall issue or cause to be issued
     --------------
any press releases regarding this Agreement or the subject matter hereof without the other's prior written approval.

12.  GENERAL ACCOUNTING PROVISIONS:  With respect to each Program released
     -----------------------------
hereunder:

     (a) Fox Accounting Practices:  Books of account which pertain to the
         ------------------------
     distribution of the Program shall be maintained at such place or places in the Distribution Territory as may from time to time be customary with Fox pursuant to its ordinary business practices. All computations hereunder, including Gross Receipts and Home Video Distribution Expenses, shall be on a continuing and cumulative basis based upon financial data determined, recorded and computed as of the end of the particular statement period for which a periodic Accounting Statement is being rendered.

     (b)  Foreign Currencies:
          ------------------

          (i) Foreign Remittances:  Monies received by a Fox Home Video
              -------------------
          Distributor in a Restricted Currency are not includable in Gross Receipts. Monies paid to and received by a Fox Home Video Distributor in a currency of a Territory outside the United States which is not a Restricted Currency shall be deemed to have been converted into United States Dollars at the monthly average of the daily U.S. working day rate of foreign currency exchange as reported in the Wall Street Journal and shall be deemed to have been remitted to Fox in the United States as of the end of the Statement Period during which such monies were received by the Fox Home Video Distributor. Monies paid to and received by a Fox Home Video Distributor in United States Dollars in a Territory outside the United States which are freely remittable to the United States shall be deemed to have been remitted to Fox in the United States as of the end of the Statement Period during which such monies were received by the Fox Home Video Distributor.

          (ii)  "Restricted Proceeds":  Such monies which are not includable in
                ---------------------
          Gross Receipts by reason of being in a Restricted Currency.

               (A) Notification:  The amount of Restricted Proceeds, if any,
                   ------------
               shall be reported on each Accounting Statement in the currency units of the Restricted Currency.

               (B) Deposit of "Restricted Proceeds":  As and when Saban's Share
                   --------------------------------
               becomes payable to Saban, Saban may notify Fox in writing that Saban elects to require settlement of Saban's share of the Restricted Proceeds remaining in any Territory outside the United States (not yet converted into United States Dollars and therefore not includable in Gross Receipts) in the currency of such Territory, by designating a bank or other representative in such Territory, to whom payment may be made for Saban's account. Subject to applicable Laws, such payment shall be made to such bank or representative at Saban's expense. Such payment shall fully satisfy Fox's obligations to Saban as to such Restricted Proceeds and Saban's share thereof. Any taxes or expenses incurred in connection with the making of such payment shall be deducted from the amount so paid, or otherwise charged to or paid by the Saban, in advance, if so required. In no event shall Fox be obligated to apply Gross Receipts not actually received or deemed received by Fox in United States Dollars in the United States to the recoupment of any costs deductible from Gross Receipts hereunder.

     (c) Withholdings:  There shall be deducted or otherwise withheld from any
         ------------
     payments to or for the account of Saban hereunder, the amount of any tax or other withholding which, pursuant to applicable Laws, is required to be made by Fox, based upon, measured by, or resulting from payments to or for the account of Saban. Such deduction or withholding shall be in accordance with the good faith interpretation by Fox of such Laws. Fox shall not be liable to Saban for the amount of such deduction or withholding because of the payment of said amount to the Party involved. Saban shall make and prosecute any and all claims which it may have as to such tax deductions and/or withholdings directly with the Party involved; however, if Fox receives a refund of such a tax deduction or withholding from the Party involved that is specifically attributable to tax amounts deducted or withheld from any payments to Saban, the appropriate amount of such refund shall be included in Saban's Share. In no event shall Saban be entitled, directly or indirectly, to claim, share or participate in any credits, deductions, or other benefits of any kind or nature with respect to any such taxes or withholdings, nor shall the deductible or withholdable amount of any such taxes or withholdings (however determined) be decreased (nor Gross Receipts increased) because of the manner in which such taxes or other withholdings and tax credits are treated by Fox in filing its net income, corporate franchise, excess profits or other similar tax returns.

     (d) Overpayment/Offset:  If Fox makes any overpayment to Saban hereunder
         ------------------
     for any reason (including without limitation as a result of bad debt) or if Saban is or becomes indebted to Fox for any reason, then Saban shall pay to Fox such overpayment or indebtedness on demand, and if Saban fails to pay such overpayment or indebtedness within 10 days following such demand, Fox may deduct and retain for its own account an amount equal to any such overpayment or indebtedness from any sums that may become due or payable by Fox to Saban or for the account of Saban.

     (e) Audit:  If Saban requests by written notice pursuant to the Notices
         -----
     provision of the Main Agreement, Fox shall permit Saban to audit, at the sole cost and expense of Saban (except as provided below), Fox's books and records with regard to Home Video Distribution of the Approved Programs and/or accounting to Saban hereunder 1 time per calendar year during the Distribution

     Term and for one calendar year following expiration of the Distribution Term ("AUDIT"). Each such Audit shall be subject to the following.

          (i)   Commencement/Duration:  Such audit shall (A) commence no earlier
                ---------------------
          than 30 days after such written notice to Fox, and (B) continue for a maximum period of 30 days, provided Fox cooperates with regard to access to its books and records.

          (ii)  Auditor:  Such Audit shall be performed by a first-class and
                -------
          reputable firm of certified public accountants designated by Saban in such written notice, the designation of which shall be subject to the reasonable approval of Fox ("AUDITOR") (subject to disqualification by Fox in any particular instance for conflict of interest).

          (iii) Audit Limitations:  Such Audit shall be limited to an
                -----------------
          examination of the Fox books of account which relate to the Approved Programs, in order to verify the accuracy of the transactions or items of information ("FINANCIAL INFORMATION") as first reflected in any Accounting Statement the mailing date of which occurred during the 18 month period prior to the date Fox receives Saban's written notice of its request to audit. The Auditor may make copies of or make excerpts from only such part of the Fox books of account which relate to matters and time frame subject to examination as herein provided. Such Audit shall be made during reasonable business hours, only at such place where said Fox books of account are maintained in the Distribution Territory, in such manner as not to unreasonably interfere with Fox's normal business activities. The records supporting the Financial Information reflected in the particular Accounting Statement shall not be examined more than once. A true copy of all reports made by the Auditor shall be delivered to Fox at such time as written objection is delivered to Fox as to the Financial Information. Such right to examine is limited to the Programs and under no circumstances shall Saban or the Auditor have the right to examine records relating to Fox's business generally (except that the Auditor shall be permitted to examine records directly relating to amounts deducted by Fox as Home Video Distribution Expenses hereunder) or with respect to any other licensor or Motion Picture for purposes of comparison or otherwise. If any such Audit shall reveal that Saban's Share for all periods covered by such Audit shall have been under-accounted by more than 10% of the true amount thereof, then Saban may so notify Fox and Fox shall promptly reimburse Saban for its reasonable, direct, out-of-pocket costs of making such Audit (in addition to the amount of such under-accounting).

          (iv)  Incontestability:  All Financial information reflected in an
                ----------------
          Accounting Statement rendered to Saban, including any and all information contained in the Fox books of account and Fox records and all supporting documentation therein (collectively, "RECORDS") shall be conclusive and binding upon Saban and Saban shall forever be barred from objecting for any reason or maintaining or instituting any action or proceeding which relates to any transactions or questions of accuracy of any item of information reflected therein, including any and all information contained in the Records which pertain in any way to such Financial Information, unless a written objection specifying in detail the Financial Information to which Saban objects and the nature and reasons for such objection is delivered to Fox within 24 months from the date of mailing of the Accounting Statement in which the Financial Information is first reflected irrespective of when or if an audit of such Accounting Statement was initiated or completed. Financial Information not specified in such written objection may not be raised subsequent to the expiration of said 24 month period. If Saban's objections are not resolved amicably, Saban's objections shall be deemed to have been waived unless Saban maintains or institutes an action or proceeding with respect thereto within 12 months after the expiration of said 24 month period. The inclusion in any Accounting Statement of Financial Information which have appeared in a previous Accounting Statement shall not make any such Financial Information, including any and all information contained in the Records which in any way pertain to such Financial Information, subject to objection again nor recommence the running of the 24 month period as to such Financial Information or any and all information contained in the Records which in any way pertain to such Financial Information. The right to examine and/or object and/or to maintain or institute any action or proceeding shall not be extended by reason of requesting an opportunity to audit.

          (v) Saban's Sole Rights:  Saban agrees that Saban's sole right to
              -------------------
          receive Accounting Statements in connection with the Programs, to examine Records, to Audit and/or to object as to Financial Information and/or any other matter with respect to Saban's share of Net Receipts and/or to maintain or institute any action or proceeding shall be only as provided in this Agreement, and Saban hereby waives the benefits of any applicable Law under which Saban otherwise may be entitled to an accounting, rights of examination and/or rights of objection and/or rights to maintain or institute any action or proceeding. Saban further agrees that the accountings to Saban in connection with the Programs as provided in this Agreement shall not be deemed a book account or an open account between Fox and Saban and shall not be viewed in any way so as to deny the applicability of the incontestability provisions set forth in this Agreement.

     (f) Assignment by Saban:  Any assignment by Saban of its rights to receive
         -------------------
     payments under the Main Agreement shall, at all times, be subject to all Laws and to all rights of Fox hereunder. Fox shall not be obligated to pay in accordance with any partial assignment if the formula or basis of computation creates any doubt of interpretation whereby Fox takes any risk whatsoever and/or if all the assignees fail to execute and deliver an agreement in Fox's usual form appointing a single person as a disbursing agent, to whom Fox may make all such payments thereafter regardless of any further assignment(s). Fox's payment in accordance with any such assignment or designation shall be deemed to be equivalent of payment to Saban hereunder and shall release and discharge Fox from any further liability or obligation to Saban for the payment of monies hereunder. Saban's rights to inspect and audit the Fox books of account shall not be assignable without Fox's prior written consent.

     (g) Creditor-Debtor Relationship:  Saban expressly acknowledges the
         ----------------------------
     relationship between Saban and Fox to be that of creditor and debtor with respect to all matters including the distribution, exploitation and any other disposition of the Program, any elements thereof or rights therein and the computation and payment of any monies due Saban hereunder. Furthermore, Saban expressly acknowledges there is no fiduciary relationship between Fox and Saban and waives any right to make any claim to the contrary. Nothing contained in this Agreement, including these Standard Terms, shall be construed to create an agency, trust, fiduciary obligation or specific fund as to Gross Receipts of the Program or Saban's Share thereof or of any other monies, or as to any other matter with respect to the Program, or to prevent or preclude Fox from commingling Gross Receipts or any monies due Saban with any other monies or to give Saban a lien on Fox's exercise of the Distribution Rights or an assignment of the proceeds thereof. Fox's obligation to pay Saban hereunder shall not bear interest nor entitle Saban to gains which may accrue to such funds prior to payment to Saban.

13.  SABAN'S REMEDIES:
     ----------------

     (a) Prior to Fox's Recoupment:  At all times prior to recoupment by Fox of
         -------------------------
     both Fox's Buy-Out Contribution and the Buy-Out Loan from amounts received from the Home Video Distribution of the Programs released hereunder, Saban shall not have any right to terminate or rescind this Agreement because of any default or breach of any kind by Fox, its affiliated or subsidiary entities, licensees or sublicensees, nor shall Saban be entitled to seek or obtain any injunctive relief with respect to the exercise of the Distribution Rights granted to Fox hereunder by reason of any alleged default or breach by Fox, its affiliated or subsidiary entities, licensees or sublicensees, it being agreed that the only remedy of Saban in any such event shall be an action for an accounting or for damages.

     (b) From and After Fox's Recoupment:  From and after recoupment by Fox of
         -------------------------------
     both Fox's Buy-Out Contribution and the Buy-Out Loan from amounts received from the Home Video Distribution of the Programs released hereunder, in the event of any material default or breach of this Agreement by Fox and the failure of Fox to cure such default or breach within 15 days after the date of service of written notice from Saban specifying the exact nature of the applicable default or breach, Saban shall have the right to terminate this Agreement, without limiting any other right or remedy that Saban may otherwise have.

     (c) Determination of Fox's Recoupment:  Fox shall be deemed to have
         ---------------------------------
     recouped both Fox's Buy-Out Contribution and its Buy-Out Loan effective on the day following the end of that accounting period for which the applicable Accounting Statement accurately reflects that Fox has received sufficient aggregate amounts from Home Video Distribution of the Programs to permit such recoupment.

14.  SABAN'S DEFAULT:  In the event of any material default or breach of this
     ---------------
Agreement by Saban and the failure of Saban to cure such default or breach within 15 days after the date of service of written notice from Fox specifying the exact nature of the applicable default or breach, Fox shall have the right to terminate this Agreement. If this Agreement is terminated as a result of Saban's material default or breach, Saban shall immediately refund to Fox any sums paid by Fox to Saban hereunder or expended by Fox hereunder in connection with the exercise of the Distribution Rights without limiting any other right or remedy that Fox may otherwise have.

15.  WAIVER:  No express or implied waiver by either Fox or Saban of any
     ------
provision of this Agreement or of any breach or default of the other shall constitute a continuing waiver, and no waiver shall be effective unless in writing.

16.  CHOICE OF LAW:  This Agreement shall be interpreted in accordance with the
     -------------
laws of the State of California, United States of America, applicable to contracts made therein, but without regard to any principles of conflict of laws.

17.  LEGAL ACTION:  Saban and Fox agree that all actions, proceedings or
     ------------
litigation relating to this Agreement shall be instituted and prosecuted solely within Los Angeles County, the State of California, and Saban and Fox hereby consent to the jurisdiction of the state courts of California and the federal courts located within the State of California with respect to any matter arising out of or relating to this Agreement.

18.  ASSIGNMENT:  Saban shall have the right to assign this Agreement to its
     ----------
parents, subsidiaries or affiliates, or any entity acquiring all or substantially all of the assets of Saban or into which Saban is merged or consolidated. Saban shall also have the right to assign its right to receive payment of all amounts due Saban hereunder to any Party, provided both a Notice of Irrevocable Assignment and a Distributor's Acceptance in Fox's usual form shall be executed by Saban and by the assignee and delivered by Fox. Fox shall have the right to assign this Agreement to its parents, subsidiaries or affiliates, or any entity acquiring all or substantially all of the assets of Fox or into which Fox is merged or consolidated. Fox shall also have the right to assign its right to receive Gross Receipts hereunder to any Party. Any assignment shall be binding upon the other Party and shall inure to the benefit of the assignor's successors, assignees, licensees, grantees and associated, affiliated or subsidiary entities.

19.  MISCELLANEOUS:
     -------------

     (a) Amendment:  This Agreement shall not be amended or modified, nor shall
         ---------
     any provision hereof be waived, except in writing signed by the parties hereto.

     (b) No Waiver:  No payment by Saban shall constitute a waiver of any term
         ---------
     or condition of this Agreement.

     (c) Relationship:  Nothing contained in this Agreement shall constitute
         ------------
     either party the agent of the other, and nothing shall be construed so as to create a joint venture or partnership between Saban and Fox or any other relationship other than creditor and debtor, or a third Party beneficiary relationship as to any third Party. Except as otherwise specifically set forth herein, neither Saban nor Fox shall be authorized or empowered to make any representation or commitment or to perform any act which shall be binding on the other unless expressly authorized or empowered in writing.

     (d) Paragraph Headings:  Paragraph headings are inserted only for
         ------------------
     convenience of reference and are not relevant in interpreting or construing this Agreement.

     (e) Parties:  This Agreement shall benefit and be binding upon the parties
         -------
     hereto and their respective successors and assigns.

     (f) Remedies Cumulative:  All remedies, rights, undertakings, obligations
         -------------------
     and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligations or agreement of either party.

     (g) Severability:  If there exists any conflict between any provision of
         ------------
     this Agreement and any statute, law or ordinance, the latter will prevail and the provisions of this Agreement shall be curtailed, limited or eliminated only to the extent necessary to remove such conflict, and as so modified this Agreement shall continue in full force and effect.

20.  DEFINITIONS:
     -----------

     (a) "AFFILIATE":  A joint venture, partnership or other entity, other than
         -----------
     a corporate entity, as to which Twentieth Century Fox Home Entertainment, Inc. or its successor (collectively, "FOX") or a Subsidiary is the sole Party with respect to, or shares in, the actual management, operation, and expenses thereof; or a corporate entity in which Fox or a Subsidiary has a controlling interest represented by stock ownership in excess of 20%, but not more than 50%, of the total issued and outstanding voting stock of such corporate entity.

     (b) "BUSINESS DAY(S)":  Any day(s) of the week excluding Saturdays,
         -----------------
     Sundays, and Holidays.

     (c) "CASSETTE":  All forms of videocassettes, cartridges, Laserdiscs,
         ----------
     videograms, tapes or any other format, now known or hereafter devised, and designed to be used in conjunction with a reproduction apparatus which causes a visual image (whether or not synchronized with sound) to be seen on the screen of a television receiver, television monitor, or any comparable device now known or hereafter devised.

     (d) "COMMERCIAL TIE-IN RIGHTS":  The right to license the use of
         --------------------------
     characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or used in or in connection with a Motion Picture or all or any part of the Literary

     Material in connection with (1) the advertising, publicizing, promoting and/or packaging of (but not embodying on or in) merchandise, products or services and/or (2) premiums and/or promotions.

     (e) "DELIVERY":  For each Program, the delivery by Saban and acceptance by
         ----------
     Fox of (i) the items set forth on EXHIBIT "B" and SCHEDULE "B-1" to the Main Agreement, (ii) the required Laboratory Access Letter(s), and (iii) the Exclusive License, for the Program.

     (f) "DIRECT MARKETING  DISTRIBUTION":  The sale of Cassettes of a Motion
         --------------------------------
     Picture directly to consumers for Home Video Exhibition (other than through wholesale or retail dealers and outlets) through any direct marketing distribution method, including direct mail, mail order, telephone or computer order, club memberships, television and/or radio solicitations, continuity series offerings or single title offerings.

     (g) "EPISODE":  Each individual Television Motion Picture which is part of
         ---------
     a Television Series.

     (h) "FREE TELEVISION DISTRIBUTION":  The lease or license of a Motion
         ------------------------------
     Picture to one or more Parties with the right to engage in the Free Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Free Television Exhibition and/or Free Television Distribution of the Motion Picture.

     (i) "FREE TELEVISION EXHIBITION":  Television Exhibition, other than Pay
         ----------------------------
     Television Exhibition, without any fee being charged to the viewer for the privilege of unimpaired reception of such exhibition. For purposes of this definition, any government imposed fees or taxes applicable to the use of television receivers generally or a regular periodic access, carriage or equipment fee (but not any optional premium subscription charge or fee paid with respect to Pay Television Exhibition) paid by a subscriber to a cable television transmission service or other transmission service or agency for the privilege of unimpaired reception shall not be deemed a fee charged to the viewer.

     (j) "GUILD PAYMENT":  With respect to each Program, all costs incurred with
         ---------------
     respect to payments required, including employer fringe benefits and taxes payable with respect thereto, under applicable collective bargaining agreements by reason of or as a condition to any exhibition of the Program, or any part thereof, or any use or reuse thereof for any purpose or in any media whatsoever.

     (k) "HOLIDAYS":  The days known in the United States as New Year's Day,
         ----------
     President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day; except that if any of the foregoing, Holidays fall on a Saturday or Sunday, then the Holiday shall be deemed to be the immediately preceding Friday or immediately succeeding Monday, respectively.

     (l) "HOME VIDEO DISTRIBUTION":  The lease or license of a Motion Picture to
         -------------------------
     one or more Parties with the right to engage in the manufacture, distribution including Direct Marketing Distribution, rental and/or sale of Cassettes of the Motion Picture to one or more Parties for Home Video Exhibition of the Motion Picture and/or to engage in the further lease or license of the Motion Picture to other Parties with the right to engage in the manufacture, distribution, rental and/or sale of Cassettes of the Motion Picture for Home Video Exhibition of the Motion Picture.

     (m) "HOME VIDEO EXHIBITION":  The non-public exhibition of the Motion
         -----------------------
     Picture by means of a Cassette in a private residence for viewing at the place of origin of such exhibition.

     (n) "HOME VIDEO MOTION PICTURE":  A Motion Picture primarily intended to be
         ---------------------------
     initially distributed by means of Cassettes for Home Video Exhibition.

     (o) "INCLUDING":  Whenever examples are used after the word including (or
         -----------
     any derivation thereof), such examples are intended to be illustrative only and shall not limit the generality of the words accompanying the word including (or any derivation thereof).

     (p) "INITIAL RELEASE DATE":  Subject to Paragraph 12.(a) of the Main
         ----------------------
     Agreement, the date of initial release by a Home Video Distributor of Cassettes of a Program for Home Video Exhibition in a Territory of the Distribution Territory, as determined by Fox or its designee.

     (q) "INTERACTIVE MEDIA":  Multimedia works which contain software code,
         -------------------
     including data, information or other material, which provide a mechanism for access by the user in a non-linear fashion using computer information storage, retrieval and management techniques, and which permit the user to control, alter or otherwise manipulate the presentation of such information, as exemplified by videogames, CD-I and CD-ROM, but not including works that permit the linear presentation of an entire Motion Picture.

     (r) "INTERACTIVE MEDIA MERCHANDISING RIGHTS":  The right to license,
         ----------------------------------------
     manufacture, distribute, and sell Interactive Media products based on a Program or all or any part of the Literary Material.

     (s) "LASERDISCS":  All forms of videodiscs now known or hereafter devised,
         ------------
     designed to be used in conjunction with a reproduction apparatus which by means of a laser optical system causes an image to be visible on the screen of a television receiver, television monitor, or any other comparable device.

     (t) "LAW":  Any present or future statute or ordinance, whether municipal,
         -----
     county, state, national or territorial; any executive, administrative or judicial regulation, order, judgment or decree; any treaty or international convention; any rule or principle of common law or equity, or any requirement with force of law.

     (u) "LITERARY MATERIAL":  Written matter, whether published or unpublished,
         -------------------
     in any form, including a novel, treatment, outline, screenplay, teleplay, story, manuscript, play or otherwise, which may be included in or upon which a Motion Picture may be based, but excluding characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or used in or in connection with such Motion Picture.

     (v) "MOTION PICTURE":  Pictures of every kind and character whatsoever,
         ----------------
     including all present and future technological developments, whether produced by means of any photographic, electrical, electronic, mechanical or other processes or devices now known or hereafter devised, and their accompanying devices and processes whereby pictures, images, visual and aural representations are recorded or otherwise preserved for projection, reproduction, exhibition, or transmission by any means or media now known or hereafter devised in such manner as to appear to be in motion or sequence other than Interactive Media.

     (w) "MOTION PICTURE COPY":  Any negative or positive Motion Picture film in
         ---------------------
     any gauge, video or electronic tape recording, Cassette, disc or other physical material or substance of any kind produced by means of any photographic, electrical, electronic, mechanical or other process or device now known or hereafter devised, on or with respect to which a Motion Picture or any part thereof is printed, imprinted, recorded, reproduced, duplicated or otherwise preserved.

     (x) "MOVIE-FOR-TELEVISION":  A Television Motion Picture in excess of 60
         ----------------------
     minutes of running time intended to be exhibited in its entirety as a single exhibition and which is not part of a Television Series or Television Mini-Series and which is not a Pilot.

     (y) "NON-THEATRICAL DISTRIBUTION": The lease or license of a Motion
         -----------------------------
     Picture to one or more Parties with the right to engage in the Non-Theatrical Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Non-Theatrical Exhibition and/or Non-Theatrical Distribution of the Motion Picture.

     (z) "NON-THEATRICAL EXHIBITION":  The exhibition of a Motion Picture using
         --------------------------
     any form of Motion Picture Copy in any manner now known or hereafter devised by any medium or process now known or hereafter devised, other than Theatrical Exhibition, Television Exhibition, or Home Video Exhibition. Non-Theatrical Exhibition includes the exhibition of a Motion Picture (1) in private residences (other than Television Exhibition and Home Video Exhibition), (2) on airplanes, trains, ships and other common carriers, (3) in schools, colleges and other educational institutions, libraries, governmental agencies, business and service organizations and clubs, churches and other religious oriented groups, museums, and film societies (including transmission of the exhibition by closed circuit within the immediate area of the origin of such exhibition), and (4) in permanent or temporary military installations, shut-in institutions, prisons, retirement centers, offshore drilling rigs, logging camps, and remote forestry and construction camps (including transmission of the exhibition by closed circuit within the immediate area of the origin of such exhibition).

     (aa)  "PARTY":  Any individual, corporate entity, partnership, joint
           -------
     venture, organization or other entity, firm or governmental agency.

     (bb)  "PAY TELEVISION DISTRIBUTION":  The lease or license of a Motion
           -----------------------------
     Picture to one or more Parties with the right to engage in the Pay Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Pay Television Exhibition and/or Pay Television Distribution of the Motion Picture.

     (cc)  "PAY TELEVISION EXHIBITION":  Television Exhibition which is
           ---------------------------
     available on the basis of the payment of a premium subscription charge or fee (as distinguished from an access, carriage or equipment fee) for the privilege of unimpaired reception of a transmission for viewing in a private residence or in a hotel, motel, hospital or other living accommodation or other non-public area, whether (1) such transmission is on a pay-per-view, pay-per-show, pay-per-channel or pay-per-time period basis, or (2) such premium subscription charge or fee is charged to the operator of a hotel, motel, hospital or other living accommodation.

     (dd)  "PAY-PER-VIEW TELEVISION EXHIBITION":  Television Exhibition in
           ------------------------------------
     private residences (expressly excluding any such exhibition in hotels, motels and the like) on a pay-per-view, pay-per-day, pay-per-show or similar basis whereby a viewer pays a separate charge for the right to receive an unimpaired exhibition of any particular Motion Picture(s) or group of Motion Pictures. Pay-Per-View Television Exhibition shall not include Pay/Basic Television Exhibition, or Free Television Exhibition.

     (ee)  "PAY/BASIC TELEVISION EXHIBITION":  Television Exhibition of a Motion
           ---------------------------------
     Picture which is available on the basis of the payment of a regular periodic access, carriage or equipment fee to a cable television transmission service and/or a premium subscription charge or fee to a program service for the right to receive such Motion Picture with unimpaired reception. Pay/Basic Television Exhibition shall not include Free Television Exhibition, or Pay-Per-View Television Exhibition.

     (ff)  "PILOT":  A Television Motion Picture produced as a prototype for the
           -------
     purpose of interesting an exhibitor, sponsor or distributing entity in ordering a Television Series based upon such Television Motion Picture.

     (gg)  "RESTRICTED CURRENCY":  A currency which is or becomes subject to
           ---------------------
     moratorium, embargo, banking or exchange restrictions, or restrictions against remittances, or which in the business judgment of Fox is commercially impracticable to remit.

     (hh)  "SUBSIDIARY":  A corporate entity in which Fox or a Subsidiary has a
           ------------
     controlling interest represented by stock ownership in excess of 50% of the total issued and outstanding voting stock of such Party.

     (ii)  "TELEVISION DISTRIBUTION":  The lease or license of a Motion Picture
           -------------------------
     to one or more Parties with the right to engage in the Television Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Television Exhibition and/or Television Distribution of the Motion Picture.

     (jj)  "TELEVISION EXHIBITION":  The exhibition of a Motion Picture using
           -----------------------
     any form of Motion Picture Copy for transmission by any means now known or hereafter devised (including over-the-air, cable, wire, fiber, master antennae, satellite, microwave, closed circuit, laser, multi-point distribution services or direct broadcast systems) which transmission is received, directly or indirectly by retransmission or otherwise, impaired or unimpaired, for viewing the Motion Picture on the screen of a television receiver or comparable device now known or hereafter devised (including high definition television), other than (i) Home Video Exhibition, (ii) Theatrical Exhibition, or (iii) Non-Theatrical Exhibition.

     (kk)  "TELEVISION MINI-SERIES":  A closed end Television Series consisting
           ------------------------
     of a limited number of Episodes (in excess of one Episode), each of which is in excess of 59 minutes of running time.

     (ll)  "TELEVISION MOTION PICTURE":  A Motion Picture primarily intended to
           ---------------------------
     be initially distributed for Television Exhibition.

     (mm)  "TELEVISION SERIES":  Related Episodes intended to be distributed
           -------------------
     as a group in episodic format (in which a continuing cast of characters' performs roles in different factual situations in each Episode in accordance with an established story line) or anthology format (in which there is no continuing cast of characters performing roles and no continuing established story line) or a combination of an episodic and an anthology format.

     (nn)  "TERRITORY":  Any specific geographic area constituting a nation,
           -----------
     country, state, governmental entity or any subdivision thereof located anywhere in the universe.

     (oo)  "THEATRICAL DISTRIBUTION:  The lease or license of a Motion Picture
           ------------------------
     to one or more Parties with the right to engage in Theatrical Exhibition of the Motion Picture and/or to grant licenses to other Parties to engage in the Theatrical Exhibition and/or Theatrical Distribution of the Motion Picture.

     (pp)  "THEATRICAL EXHIBITION":  The exhibition of a Motion Picture using
           -----------------------
     any form of Motion Picture Copy by any process now known or hereafter devised in walk-in or drive-in theatres open to the general public on a regularly scheduled basis where a fee is charged for admission to view the Motion Picture.

                      END OF STANDARD TERMS AND CONDITIONS

                                  EXHIBIT "A"


====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

2IIip-4TV                          Live action:  Five one-hour                          U.S. and Canada         Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Adventures of Oliver Twist,        Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 Saban's                           episodes
------------------------------------------------------------------------------------------------------------------------------------

Adventures of T-Rex                Animated:  52 half-hour                              Canada only (subject    TBD
                                   episodes                                             to certain shared
                                                                                        rights)
------------------------------------------------------------------------------------------------------------------------------------

Amilcar's Window                   Live action:  156 nine minute                        U.S. and Canada         TBD
                                   French-language segments
------------------------------------------------------------------------------------------------------------------------------------

Archibald the Magician             Animated:  50 five minute                            U.S. and Canada         TBD
                                   segments
------------------------------------------------------------------------------------------------------------------------------------

Around the World in 80             Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 Dreams                            episodes
------------------------------------------------------------------------------------------------------------------------------------

Attack of the Killer               Animated:  21 half-hour                              U.S. and Canada         Perpetuity
 Tomatoes                          episodes                                             (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

BattleTech                         Animated:  13 half-hour                              U.S. and Canada         Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

BeetleBorgs                        Live action:  53 half-hour                           U.S. and Canada         Perpetuity
                                   episodes                                             (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Beulebeul                          Animated:  12 two-minute-                            U.S. and Canada         TBD
                                   fifty-second shorts
------------------------------------------------------------------------------------------------------------------------------------

Beverly Hills Teens                Animated:  65 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Bob in a Bottle                    Animated:  52 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     12/19/2000
------------------------------------------------------------------------------------------------------------------------------------

Bobby's World                      Animated:  58 half-hour                              U.S. and Canada         Perpetuity
                                   episodes                                             (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Bots Master                        Animated:  40 half-hour                              U.S. and Canada         TBD
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Botts (La Vie Des Bote)            Live action:  130 French-                            U.S. and Canada         TBD
                                   language shorts of up to
                                   fifteen minutes each
------------------------------------------------------------------------------------------------------------------------------------

Bumpery Boo                        Animated:  43 half-hour                              U.S. and Canada         Expires
                                   episodes (also formatted as                                                  2/28/2007
                                   129 seven-minute segments)
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Button Nose                        Animated:  26 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     7/17/2004
------------------------------------------------------------------------------------------------------------------------------------

C.O.P.S.                           Animated:  65 half-hour                              Canada only             Expires
                                   episodes                                                                     10/30/2009
------------------------------------------------------------------------------------------------------------------------------------

Camp Candy                         Animated:  52 half-hour                              U.S. and Canada         Perpetuity
                                   episodes (12 are reformatted
                                   versions of the remaining 40)
------------------------------------------------------------------------------------------------------------------------------------

Captain N:  The Game               Animated:  26 half-hour                              Canada only             episodes 1-13
 Master                            episodes                                                                     expire
                                                                                                                12/19/2010;
                                                                                                                episodes 14-26
                                                                                                                expire
                                                                                                                1/1/2012
------------------------------------------------------------------------------------------------------------------------------------

Care Bears, The                    Animated:  11 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Christmas Adventure, A             Animated:  1 one-hour special                        U.S. and Canada         TBD
------------------------------------------------------------------------------------------------------------------------------------

Count De Clues                     Animated:  TBD                                       U.S. and Canada         Perpetuity
                                                                                        (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Creepy Crawlers                    Animated:  22 half-hour                              U.S. and Canada         Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Cro and Bronto                     Animated:  45 one minute                             U.S. and Canada         TBD
                                   twenty second shorts
------------------------------------------------------------------------------------------------------------------------------------

Cupido                             Animated:  26 thirteen minute                        U.S. and Canada         TBD
                                   shorts
------------------------------------------------------------------------------------------------------------------------------------

Dennis the Menace                  Animated:  78 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Diplodos                           Animated:  26 half-hour                              U.S. and Canada         TBD
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Eagle Riders                       Animated:  65 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     9/7/2004
------------------------------------------------------------------------------------------------------------------------------------

Eek!Stravaganza (including         Animated:  65 half-hour                              U.S. and Canada         Perpetuity
 Eek the Cat, Terrible             episodes                                             (U.S. video release
 Thunder Lizards, and The                                                               subject to Fox Kids
 Klutter  segments)                                                                     Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Fairy Tale Classics (a/k/a         Animated:  10 eleven-minute                          U.S. and Canada         Perpetuity
 My Favorite Fairy Tales;          episodes including "Ugly
 a/k/a Fairy Tale Favorites)       Duckling", "Three Little Pigs",
                                   "Snow White", "Little Red
                                   Riding Hood", "Puss 'N
                                   Boots", "Sambo", "Wolf and
                                   7 Little Goats", "Little
                                   Mermaid", "Cinderella", and
                                   "Ali Baba and 40 Thieves"
------------------------------------------------------------------------------------------------------------------------------------

Funky Fables (a/k/a/ Fairy         Animated:  26 half-hour                              U.S. and Canada         Expires
 Tale Express)                     episodes                                                                     6/20/1998
------------------------------------------------------------------------------------------------------------------------------------

Galactically Yours                 Live action:  230 fifteen                            U.S. and Canada         TBD
                                   second to thirty second skits
------------------------------------------------------------------------------------------------------------------------------------

Goosebumps                         Live action: TBD                                     U.S. only (U.S.         Expires 15
                                                                                        video                   years after
                                                                                        release subject to      delivery of last
                                                                                        Fox Kids Network        new episode
                                                                                        holdbacks)              ordered by Fox
                                                                                                                Kids Network)
------------------------------------------------------------------------------------------------------------------------------------

Grimm's Fairy Tales I              Animated:  26 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     7/19/2005
------------------------------------------------------------------------------------------------------------------------------------

Grimm's Fairy Tales II             Animated:  21 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     3/31/2006
------------------------------------------------------------------------------------------------------------------------------------

Grunt and Punt                     Animated:  TBD                                       U.S. and Canada         Expires
                                                                                        (U.S. video release     12/31/2004
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Gulliver's Travels, Saban's        Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 (a/k/a Gulliver's Travels)        episodes
------------------------------------------------------------------------------------------------------------------------------------

Hallo Spencer                      Animated:  52 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     10/7/1999
------------------------------------------------------------------------------------------------------------------------------------

Happy Ness                         Animated:  13 half-hour                              Canada only             TBD
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Heathcliff                         Animated:   86 half-hour                             Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Hey Vern, It's Ernest              Live action:  13 half-hour                           Canada only             Expires
                                   episodes                                                                     4/17/2010
------------------------------------------------------------------------------------------------------------------------------------

Honeybee Hutch                     Animated:  65 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     10/19/2004
------------------------------------------------------------------------------------------------------------------------------------

Huckleberry Finn                   Animated:  26 half-hour                              U.S. only               Expires
                                   episodes                                                                     12/19/1999
------------------------------------------------------------------------------------------------------------------------------------

Hulk Hogan's Rock 'N               Animated:  26 half-hour                              Canada only             Expires
 Wrestling                         episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Inspector Gadget                   Animated:  86 half-hour                              Canada only             Expires
                                   episodes and 1 Christmas                                                     4/20/2009
                                   special
------------------------------------------------------------------------------------------------------------------------------------

Iznogoud                           Animated:  26 half-hour                              U.S. and Canada         Perpetuity
                                   episodes (also formatted at
                                   52 thirteen minute segments)
------------------------------------------------------------------------------------------------------------------------------------

Jayce and the Wheeled              Animated:  65 half-hour                              Canada only             Expires
 Warriors                          episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Journey to the Heart of the        Animated:  26  1/2 Hr. episodes                      U.S. only               Perpetuity
 World
------------------------------------------------------------------------------------------------------------------------------------

Jungle Book                        Animated Special:  1 half-hour                       U.S. and Canada         Perpetuity
------------------------------------------------------------------------------------------------------------------------------------

Jungle Tales (a/k/a Uriqpen,       Animated:  22 half-hour                              U.S. and Canada         Expires
 The Rescue Squad)                 episodes                                                                     5/1/1999
------------------------------------------------------------------------------------------------------------------------------------

Kid 'N Play                        Animated:  13 half-hour                              U.S. and Canada         Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Kidd Video                         26 half-hour episodes                                U.S. and Canada         Perpetuity
------------------------------------------------------------------------------------------------------------------------------------

Lazer Patrol (a/k/a Lazer Tag      Animated: 13 half-hour                               U.S. and Canada         Perpetuity
 Academy)                          episodes
------------------------------------------------------------------------------------------------------------------------------------

Legend of Zelda, The (final        Animated:  13 half-hour                              Canada only             Expires
 13 episodes of The Super          episodes                                                                     12/16/2010
 Mario Bros. Super Show)
------------------------------------------------------------------------------------------------------------------------------------

Life with Louie                    Animated:  26 half-hour                              U.S. and Canada         Perpetuity
                                   episodes                                             (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Littl' Bits                        Animated:  26 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     2/12/2000
------------------------------------------------------------------------------------------------------------------------------------

Little Mermaid, Saban's            Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 Adventures of The                 episodes
------------------------------------------------------------------------------------------------------------------------------------

Little Mouse on the Prairie,       animated:  26 half-hour                              U.S. and Canada         Perpetuity
 Saban's                           episodes
------------------------------------------------------------------------------------------------------------------------------------

Little Shop                        Animated:  13 half-hour                              U.S. and Canada         Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

M.A.S.K.                           Animated:  75 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Macron 1                           Animated:  26 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     4/9/2005
------------------------------------------------------------------------------------------------------------------------------------

Mad Scientist Toon Club            Live action and animated:  52                        U.S. and Canada         Expires
 (consisting of cartoons and       one-hour episodes (Note:                                                     10/07/2002
 Live action segments)             animation is Tic Tac Toons
                                   and rights in Mad Scientist
                                   Toon Club are subject to
                                   those rights)
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Mad Scientist Toon Club            Live-action:  120 two-and-                           U.S. and Canada         Perpetuity
 a/k/a Mad Scientist Kids          one-half minute to four-minute
 Club (Live action segments        segments
 only)
------------------------------------------------------------------------------------------------------------------------------------

Magic Troll and the Troll          Animated:  1 half-hour pilot                         Canada only             TBD
 Warriors
------------------------------------------------------------------------------------------------------------------------------------

Masked Rider                       Live Action: 53 half-hour                            U.S. and Canada         Expires
                                   episodes                                                                     9/29/2005
------------------------------------------------------------------------------------------------------------------------------------

Maxie's World                      Animated:  16 half-hour                              Canada only             Expires
                                   episodes                                                                     12/19/2010
------------------------------------------------------------------------------------------------------------------------------------

Maya the Bee                       Animated:  65 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     12/30/1999
------------------------------------------------------------------------------------------------------------------------------------

Michel Vaillant (a/k/a             Animated:  65 half-hour                              U.S. and Canada         TBD
 Heroes on Hot Wheels)             episodes
------------------------------------------------------------------------------------------------------------------------------------

Mighty Morphin Power               Live action:  200 half-hour                          U.S. and Canada         Perpetuity
 Rangers (a/k/a Power              episodes
 Rangers ZEO as of 4th
 season)
------------------------------------------------------------------------------------------------------------------------------------

New Archies, The                   Animated:  13 half-hour                              Canada only             Expires
                                   episodes                                                                     5/23/2009
------------------------------------------------------------------------------------------------------------------------------------

Noozles (a/k/a Brinky and          Animated: 26 half-hour                               U.S. and Canada         Expires
 Printy)                           episodes                                                                     12/7/2004
------------------------------------------------------------------------------------------------------------------------------------

Ox Tales                           Animated:  52 half-hour                              U.S. and Canada         U.S. expires
                                   episodes (also available as                                                  5/27/2008;
                                   104 twelve minute episodes)                                                  Canada expires
                                                                                                                5/27/2005
------------------------------------------------------------------------------------------------------------------------------------

Panda Patrol (a/k/a Jin-Jin        Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 and the Panda Patrol)             episodes
------------------------------------------------------------------------------------------------------------------------------------

Peter Pan and the Pirates,         Animated:  TBD                                       U.S. and Canada         Perpetuity
 Fox's
------------------------------------------------------------------------------------------------------------------------------------

Piggsburgh Pigs                    Animated:  13 half-hour                              TBD                     Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Pinocchio, Adventures of           Animated:  52 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     9/12/1999
------------------------------------------------------------------------------------------------------------------------------------

Pip 'N Squeek (a/k/a Shuke         Animated:  13 half-hour                              U.S. and Canada         Expires
 and Beita)                        episodes                                                                     10/31/2022
------------------------------------------------------------------------------------------------------------------------------------

Pole Position                      Animated:  13 half-hour                              Canada only             Expires
                                   episodes                                                                     9/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Red Planet                         Animated:  TBD                                       U.S. and Canada         Perpetuity
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Rimba's Island                     Animated:  TBD                                       U.S. and Canada         Expires 10
                                                                                                                years after last
                                                                                                                season in
                                                                                                                which Fox Kids
                                                                                                                Network orders
                                                                                                                last new
                                                                                                                episodes
------------------------------------------------------------------------------------------------------------------------------------

Ring Raiders                       Animated:  5 half-hour                               Canada Only             Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Rock 'N Cop                        Animated:  50 half-hour                              Canada only (double     Expires
                                   episodes                                             check)                  2/27/2001
------------------------------------------------------------------------------------------------------------------------------------

Samurai Pizza Cats                 Animated:  52 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     11/12/2000
------------------------------------------------------------------------------------------------------------------------------------

Shadow Strikers                    Animated:  2 half-hour                               Canada only             Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Siegfried and Roy                  Animated:  TBD                                       U.S. and Canada         Expires 5 years
                                                                                        (U.S. video release     after delivery of
                                                                                        subject to Fox Kids     last new
                                                                                        Network holdbacks)      episode ordered
                                                                                                                by Fox Kids
                                                                                                                Network
------------------------------------------------------------------------------------------------------------------------------------

Sophie and Virginie                Animated:  52 half-hour                              U.S. and Canada         TBD
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Space Cats                         Animated:  13 half-hour                              Canada only             Perpetuity
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Spoof Toons (a/k/a Walter          Animated:  26 half-hour                              U.S. and Canada         Perpetuity
 Melon)                            episodes
------------------------------------------------------------------------------------------------------------------------------------

Starcom                            Animated:  13 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Super Mario Bros. Super            Animated:  65 half-hour                              Canada only             Expires
 Show!, The                        episodes (including 13 Legend                                                12/6/2010
                                   of Zelda episodes)
------------------------------------------------------------------------------------------------------------------------------------

Sweet Valley High, Francine        Live action:  88 half-hour                           U.S. and Canada         Perpetuity
 Pascal's                          episodes
------------------------------------------------------------------------------------------------------------------------------------

Sylvanian Families                 Animated:  13 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Tenko and the Guardians of         Animated with short live                             U.S. And Canada         Perpetuity
 the Magic                         action wraparounds:  13 half-
                                   hour episodes
------------------------------------------------------------------------------------------------------------------------------------

Three Little Ghosts                Animated:  50 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     12/17/2001
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

TITLE                                              TYPE AND QUANTITY                         TERRITORIES               TERM
------------------------------------------------------------------------------------------------------------------------------------

Tic Tac Toons (consisting of       Animated:  65 episodes,                              U.S. and Canada         Expires
 Hyppo and Thomas and              consisting of 300 two-and-                                                   10/7/2002
 Tamagon the Counselor)            one-half minute segments of
                                   Hyppo and 195 two-and-one-half minute segments of
                                   Tamagon
------------------------------------------------------------------------------------------------------------------------------------

Tick The                           animated:  TBD                                       U.S. and Canada         Perpetuity
                                                                                        (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Twins of Destiny                   Animated:  52 half-hour                              U.S. and Canada         TBD
                                   episodes
------------------------------------------------------------------------------------------------------------------------------------

Ulysses 31                         Animated:  26 half-hour                              Canada only             Expires
                                   episodes                                                                     4/20/2009
------------------------------------------------------------------------------------------------------------------------------------

Video Power                        Animated and live action:  40                        Canada only             Perpetuity
                                   half-hour episodes
------------------------------------------------------------------------------------------------------------------------------------

VR Troopers, Saban's               Live action:  92 half-hour                           U.S. and Canada         Expires
                                   episodes                                                                     9/9/1999
------------------------------------------------------------------------------------------------------------------------------------

Where on Earth Is Carmen           Animated:  40 half-hour                              Canada only             Perpetuity
 Sandiego?                         episodes
------------------------------------------------------------------------------------------------------------------------------------

Why-Why Family, The                Animated:  130 three-and-                            U.S. and Canada         Perpetuity
                                   one-half minute segments
------------------------------------------------------------------------------------------------------------------------------------

Willow Town                        Animated:  23 half-hour                              U.S. and Canada         Expires
                                   episodes (the episodes                               (excluding the          8/1/2008
                                   entitled "The Wind in The                            Province of Quebec)
                                   Willows", "The Adventures Of
                                   Mr. Toad", and "Great
                                   Country Picnic" are not
                                   included)
------------------------------------------------------------------------------------------------------------------------------------

Wowser                             Animated:  52 half-hour                              U.S. and Canada         Expires
                                   episodes                                                                     4/23/2004
------------------------------------------------------------------------------------------------------------------------------------

Zazoo U                            Live action:  TBD                                    U.S. and Canada         Perpetuity
                                                                                        (U.S. video release
                                                                                        subject to Fox Kids
                                                                                        Network holdbacks)
------------------------------------------------------------------------------------------------------------------------------------

Zoobilee Zoo                       Live action:  65 half-hour                           Canada only             Expires
                                   episodes                                                                     4/20/2009
==================================================================================================================================

                                  EXHIBIT "B"
                                  -----------

   DELIVERY REQUIREMENTS/HOME VIDEO DISTRIBUTION RIGHTS/MULTIPLE TERRITORIES

Exhibit "B" to the Home Video Rights Acquisition Agreement ("MAIN AGREEMENT") and Standard Terms and Conditions ("STANDARD TERMS") and forming part of the Home Video Rights Acquisition Agreement dated as of August 8, 1996 between TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC. ("FOX"), on the one hand, and SABAN ENTERTAINMENT, INC. and VENTURA FILM DISTRIBUTORS, B.V. (collectively, "SABAN"), on the other hand.

Delivery Items:  Delivery with respect to each Program listed in Paragraph 3. of
--------------
the Main Agreement shall consist of Saban making physical delivery of the items set forth herein with respect to the Program ("DELIVERY ITEMS"), in accordance with the standards set forth herein and/or in the Standard Terms with respect to the applicable Delivery Item. If no standard is set forth with respect to a particular Delivery Item, then such Delivery Item shall be the best quality available from existing materials and acceptable in form, substance and/or content to the reasonable satisfaction of the appropriate personnel of Fox or Fox's designee. Delivery shall be made to such locations ("DELIVERY LOCATIONS") as hereinafter designated or as Fox shall otherwise designate. Delivery of the Program shall be accompanied by a list showing which items are in which containers. THE LEGAL DEPARTMENT AND TECHNICAL SERVICES MUST BE COPIED ON ALL TRANSMITTAL LETTERS FOR DELIVERY ITEMS.

If applicable under the Main Agreement and/or the Standard Terms, the Delivery Items preceded by an asterisk ("*") are "BASIC DELIVERY ITEMS", and the Delivery Items preceded by a double asterisk ("**") are "NON-BASIC DELIVERY ITEMS".

1.   Delivery Locations:
     ------------------

     (a) "ADVERTISING & PUBLICITY":  (If by Mail) Fox, P.O. Box 900, Beverly
         -------------------------
     Hills, California 90213. (If by Messenger) Fox, 2121 Avenue of the Stars, Suite 2500, Los Angeles, California 90067. In both cases, attention: Libby Statham (if the Distribution Territory includes Territories outside the United States) and/or Evelyn Gray (if the Distribution Territory includes the United States).

     (b) "LEGAL DEPARTMENT":  (If by Mail) Twentieth Century Fox Film
         ------------------
     Corporation, P.O. Box 900, Beverly Hills, California 90213. (If by Messenger) Twentieth Century Fox Film Corporation, 2121 Avenue of the Stars, Suite 1300, Los Angeles, California 90067. In both cases, attention: Ron Wheeler.

     (c) "MUSIC DEPARTMENT":  (If by Mail) Twentieth Century Fox Film
         ------------------
     Corporation, P.O. Box 900, Beverly Hills, California 90213. (If by Messenger) Twentieth Century Fox Film Corporation, 2121 Avenue of the Stars, Suite 1300, Los Angeles, California 90067. In both cases, attention: Tom Cavanaugh.

     (d) "RISK MANAGEMENT":  (If by Mail) Twentieth Century Fox Film
         -----------------
     Corporation, Treasury Department, P.O. Box 900, Beverly Hills, California 90213. (If by Messenger) Twentieth Century Fox Film Corporation, Treasury Department, 10201 West Pico Boulevard, Los Angeles, California 90035. In both cases, attention: Michelle Darringer.

     (e) "TALENT ADMINISTRATION":  (If by Mail) Twentieth Century Fox Film
         -----------------------
     Corporation, P.O. Box 900, Beverly Hills, California 90213. (If by Messenger) Twentieth Century Fox Film Corporation, 2121 Avenue of the Stars, Suite 1300, Los Angeles, California 90067. In both cases, attention: Margaret

     Reeves.

     (f) "TECHNICAL SERVICES":  (If by Mail) Fox, P.O. Box 900, Beverly Hills,
         --------------------
     California 90213. (If by Messenger) Fox, 2121 Avenue of the Stars, Suite 2500, Los Angeles, California 90067. In both cases, attention: Steve Cantos (if the Distribution Territory includes Territories outside the United States and Canada) and/or Virginia Cheung (if the Distribution Territory includes the United States and Canada).

     (g) "VIDEOTAPE OPERATIONS":  (If by Mail or Messenger) Fox, 1546 North
         ----------------------
     Argyle Avenue, Hollywood, California 90028, Attention: Francis Gyermek.

2.   Program Items:  (Deliver to Videotape Operations)
     -------------

     (a)  MASTERS:
          -------

     *    (i)       Reproduction Masters:
                    --------------------

               (A) Format:  One D1 first generation videotape in the original
                   ------
               language version and in the NTSC format ("REPRODUCTION MASTER"). A Reproduction Master shall not be a conversion from another format, shall be a 3:4 aspect ratio version, shall be prepared from film elements if such elements exist, shall include textless background footage for the main and end titles and all scenes of the Program that contain text (if available), and shall be without defects as determined by Fox. If no D1 first generation videotape and no film elements exist, and the Program was initially released for Television Exhibition in the United States, then a Reproduction Master may be a second generation D2 videotape created from the highest quality available video source (e.g., another second generation D2 videotape, any other digital videotape, the original first generation 1" videotape recording master, or BetacamSP videotape).

               (B) Music and Effects/Stereo:  Each Reproduction Master shall
                   ------------------------
               contain a separate music and effects track on each of channels 3 and 4. If the Program was originally produced in stereo, then the Reproduction Master shall be prepared with the same stereo elements.

               (C) Conformity to Previously Released Version:  Each Reproduction
                   -----------------------------------------
               Master shall conform, to the best of Saban's knowledge, to the final edited version of the Program as initially released for Theatrical Distribution in the United States or the country in which photographed, as Fox shall designate (or if not so released, then as released in the medium of initial release including any available additional footage, if applicable), and in the same ratio of camera aperture images in which the Program was photographed.

               (D) Dubbing/Subtitling:  If the Program was originally produced
                   ------------------
               in a language other than English and will or may be distributed in English under the Main Agreement, then Saban shall prepare and deliver either a dubbed or subtitled version (at Fox's option) of the Program and of the completed trailer and such English dubbed or subtitled version shall be complete with the main credits, narrative and end titles in English. If the Program was originally produced in English or a language other than English and will or may be distributed in one or more different language(s) (other than English) under the Main Agreement, then Saban shall deliver to Fox any and all existing dubbed and/or subtitled version(s) in Saban's possession or control in the applicable language(s) and shall also, reasonably in advance of the applicable Initial Video Release Date(s), either (1) make available to Fox all elements necessary to prepare the applicable language version(s), or (2) prepare and deliver to Fox the applicable language version(s). If Fox prepares the applicable language version(s), the cost of such preparation will either be a Home Video Expense under the Main Agreement (if applicable), or will be billed to Saban.

     *    (ii)   Magnetic Soundtrack:  One 35mm 2-track Dolby Stereo or Dolby
                 -------------------
     Spectral Recording magnetic sound master which shall be fully mixed and equalized and conform in all respects to each Reproduction Master.

     *    (iii)  International Soundtrack:  Intentionally omitted.
                 ------------------------

     **   (iv)   Optical Disc Master:  Intentionally omitted.
                 -------------------

     (b) Film and Soundtrack Elements:  If a Reproduction Master is unavailable
         ----------------------------
     or unacceptable as determined by Fox, then Saban shall do one of the following: (i) prepare and deliver to Fox a Reproduction Master acceptable to Fox, (ii deliver to Fox the film elements, magnetic soundtracks and titles (as set forth in SCHEDULE "B-1" attached hereto) Fox determines are necessary in order for Fox to create a Reproduction Master ("SCHEDULE B-1 MATERIALS"), or (ii loan to Fox Schedule B-1 Materials for a period of not less than 90 days and provide Fox with access to Schedule B-1 Materials for the remainder of the Distribution Term for the Program. If Fox creates a Reproduction Master from the Schedule B-1 Materials, the cost of such creation will either be a Home Video Expense under the Main Agreement (if applicable), or will be billed to Saban.

*3.  Trailers:  (Deliver to Videotape Operations)
     --------

If available, one or more completed trailers of the Program, conforming to the requirements of Program Items pursuant to Paragraph 2.

4.   Documentation:
     -------------

     (a) Music Items:  (Deliver to Music Department)
         -----------

     *  (i)  Music Cue Sheets:  One copy of a music cue sheet showing the
             ----------------
          particulars of all music contained in the Program and any completed trailers delivered hereunder, including the title of each composition; the names of composers, publishers and copyright owners; the usages (whether instrumental, instrumental-visual, vocal, vocal-visual or otherwise); the place of each composition showing the film footage and running time for each cue; the performing rights society involved and any other information customarily set forth in music cue sheets.

     **  (ii)  Music Contracts/Licenses/Assignments:  One copy of each of the
               ------------------------------------
          contracts, licenses, license confirmation letters or assignments conveying to Saban the right to use the music, lyrics or recordings, as applicable, in the Program, in whole or part, in all media now known or hereafter devised, throughout the universe in perpetuity without payment of any further compensation for the grant of such rights and including the right to use the music, lyrics or recordings, as applicable, in connection with the advertising, promotion and publicity of the

          Program, in or out of context of the Program subject only to payment of fees to applicable performing rights societies.

**   (b)  Continuity:  (Deliver to Technical Services)
          ----------

     One typewritten copy in the English language of a detailed, final dialogue and action continuity of the Program containing all dialogue, narration and song vocals, as well as a cut by cut description of the Program action, conformed to the Reproduction Master together with a spotting list in the English language giving spot numbers for each subtitle, the footage at the start and end of each subtitle, indication of which character is speaking and to whom they are speaking and the text.

*    (c)  MPAA:  (Deliver to Legal Department)
          -----

          (i) Certificate:  If available, a certificate evidencing a rating from
              -----------
          the Motion Program Association of America, Inc. ("MPAA") Code and Rating Administration which is not more restrictive than that specified in the Main Agreement, and written acknowledgement of the MPAA that all of its charges in connection with the Program have been paid. If an MPAA certificate is unavailable, upon request of Fox, Saban shall deliver to Fox all materials necessary for Fox to obtain such a certificate. If Fox obtains such a certificate, the cost thereof will either be a Home Video Expense under the Main Agreement (if applicable), or will be billed to Saban.

          (ii)  Title Registration:  If available, evidence that the title of
                ------------------
          the Program has been registered under the rules of the MPAA Title Registration Bureau and that pursuant to such registration procedures, Saban has the right to use the title of the Program. If such evidence of registration is unavailable, upon request of Fox, Saban shall deliver to Fox all materials necessary for Fox to obtain such registration. If Fox obtains such registration, the cost thereof will either be a Home Video Expense under the Main Agreement (if applicable), or will be billed to Saban.

*    (d)  Copyright Information:  (Deliver to Legal Department)
          ---------------------

     The appropriate copyright notice and, if available, a renewal date relating to the Program, and, upon request of Fox, copies of all copyright registrations or filings for such copyright registrations if registration has not yet been received by Saban and assignments of copyright pertaining to the Program.

*    (e)  Chain-of-Title Documents: (Deliver to Legal Department)
          ------------------------

     One copy of all instruments or contracts covering the acquisition of literary, dramatic, music and other works and materials of whatever nature upon which the Program may be based and/or used in the production of the Program, including, but not limited to, copyright and title search reports, and publisher and individual releases.

**   (f)  Contracts:  (Deliver to Legal Department)
          ---------

     Intentionally omitted.

*    (g)  E & 0 Insurance:  (Deliver to Risk Management)
          ---------------

     The certificate of insurance and all certificates and amendments relating to the Policy which are required pursuant to the Standard Terms.

*    (h)  Country of Origin Information: (Deliver to Advertising & Publicity)
          -----------------------------

     If the Distribution Territory includes Argentina, Italy, Mexico, Portugal and/or Spain, Saban shall provide all information requested by Fox's Fact Sheet for Certificates of Origin.

*    (i)  Other Restrictions: (Deliver to Legal Department)
          ------------------

     A summary of all other contractual or other legal limitations on Home Video Distribution and/or Home Video Exhibition of the Program, including any restrictions as to the dubbing of the voice of any player including dubbing dialogue in a language other than the language in which the Program was recorded.

5.   Credit Items:  (Deliver to Talent Administration)
     ------------

*    (a)  Credit; Statement:  A statement of credits applicable to the Program
          -----------------
     ("CREDIT STATEMENT") setting forth the names and credit obligations of Saban with regard to all persons to whom Saban is contractually obligated to accord credit on the screen, in any paid advertising and on videocassette packages. The credits set forth on the Credit Statement shall conform in every instance to the standard credit requirements of Fox. The Credit Statement shall be signed and acknowledged as accurate by the individual producer(s) of the Program and by Saban's production counsel.

**   (b)  Cast and Crew:  A list of the characters portrayed in the Program and,
          -------------
     upon Fox's written request, when reasonably required under the circumstances, all technical personnel involved in the production of the Program.

*    (c)  Titles:  A list of the main and end title credits of the Program, a
          ------
     copy of the actual credit block and title treatment.

*    (d)  Paid Advertising Requirements:  A copy of the paid advertising
          -----------------------------
     requirements for the Program ("PAID ADVERTISING REQUIREMENTS"), including a top sheet which indicates the exact placement, wording and size of each paid advertising credit, and a summary of all contractual and likeness requirements with respect to paid advertising. The Paid Advertising Requirements shall be signed and acknowledged as accurate by the individual producer(s) of the Program and by Saban's production counsel.

6.   Publicity end Advertising Materials:  (Deliver to Advertising & Publicity)
     -----------------------------------

*    (a)  Stills:  One positive print and a duplicate negative of a reasonable
          ------
     number of different black and white still photographs, or, at Fox's reasonable election, access to such black and white negatives at a mutually agreed upon photo laboratory, and color transparencies of a reasonable number of different color still photographs, depicting scenes and principal members of the cast of the Program. Immediately upon request of Fox, Saban shall use its reasonable best efforts to identify the persons and events depicted in any such photograph. Each photograph shall be suitable for reproduction for advertising and publicity purposes and shall be approved by all Parties which have a right to approve such stills or transparencies.

**   (b)  Biographical Information:  A biography (approved, if contractually
          ------------------------
     required, by the subject of the biography) of each of the principal players, individual producer(s), director and, upon the request of Fox, if available a biography of the writers and of each of the key technical personnel; provided, however, that if guild requirements or other applicable Law requires a writer biography, then Saban shall so provide.

*    (c)  Synopsis:  A brief synopsis in the English language of the story of
          --------
     the Program.

*    (d)  Advertising Materials:  Copies of all English-language and non-
          ---------------------
     English-language advertisements, paper accessories and other advertising materials, if any, prepared by Saban or, if Saban has access, by any other party in connection with the Program, including samples of one-sheet posters and individual advertising art elements and transparencies necessary to make proofs thereof, television and radio spots and the individual elements necessary to make duplicates thereof, and electronic and print press kits if available.


                               END OF EXHIBIT "B"
   DELIVERY REQUIREMENTS/HOME VIDEO DISTRIBUTION RIGHTS/MULTIPLE TERRITORIES

                         SCHEDULE "B-1" TO EXHIBIT "B"
                         -----------------------------

1.   FILM ELEMENTS:
     -------------

     (a) Programs Produced in the English Language:  One of the film elements
         -----------------------------------------
     set forth in this Paragraph 1, without subtitles, in the following order of priority from the best quality available from existing materials and created at a first-class laboratory designated by Fox:

          (i) A 16mm Inter-Positive ("IP") made from the original cut negative ("OCN"), and a 16mm "screening" print to be used for timing comparison purposes.

          (ii) A 16mm Inter-Negative ("IN") made from an IP made from the OCN, and a 16mm "screening" print to be used for timing comparison purposes.

          (iii) If the print elements specified in subparagraphs (i) and (ii) are not available, or if Fox reasonably determines (i.e. consistent
                                                              ----
          with Fox's usual standards) that they are not of sufficient quality for a videotape transfer to be used in the manufacture of videocassettes:

               (A) A 16mm wet-gate composite low-contrast print made from an OCN, printed on Eastman #5380 filmstock and graded (timed) for television projection; or

               (B) A 16mm new composite wet-gate "show" print from OCN printed on Eastman #5384 filmstock; or

               (C) A 16mm new composite "show" print made from an IN and printed on Eastman #5384 filmstock.

     (b) Programs Produced in Language Other Than English:  If the Program was
         ------------------------------------------------
     produced in a language other than English, in part or whole, a 16mm high contrast black and white positive or negative subtitle only reel in perfect synchronization with photographic action to the Reproduction Master and film elements.

2.   MAGNETIC SOUNDTRACKS:  If available, one 16mm magnetic film sound track for
     --------------------
the Program ("SOUNDTRACK") in the English Language in the following order of priority from the best quality available from existing materials, fully recorded and in perfect synchronization with photographic action to the Reproduction Master and film elements, including at least 30 seconds of "pink noise" on the head of at least one reel recorded at the time the Soundtrack was manufactured, as follows:

     (a) If the Program exists with stereophonic sound:

          (i) A 2-track Dolby matrix encoded magnetic sound master, or if (i) is not available, then (ii)

          (ii) A standard 4-track magnetic sound master that includes left, center, right, and surround ("LCRS") signals.

                                      AND

          (iii) A 4-track music and effects only magnetic sound master that includes LCRS signals; or

          (iv) A 2-track dolby matrix encoded magnetic stereo music and effects sound master; and/or

          (v) The MED 3 or 4-track monaural magnetic sound master that is Dolby encoded (which includes any "sweetener" tracks generated for dubbing in languages other than English).

     (b) If the Program does not exist in stereophonic sound:

          (i) The MED 3 or 4--track monaural magnetic sound master that is Dolby encoded (which includes any "sweetener" tracks generated for dubbing in languages other than English), or if (i) is not available then
          (ii);

          (ii) A monaural composite of the MED magnetic sound master that is Dolby encoded, or if (ii) is not available then (iii);

          (iii) A monaural composite positive optical track printed on black and white print stock in the original optical format (i.e. variable area or variable density).

          All Soundtracks that are Dolby encoded shall include at least 30 seconds of "Dolby set level tone" at the head of each reel.

3.   TITLES:  One each of the 16mm, if available, or video main credits and end
     ------
titles in each language of the Distribution Territory, provided that if the Program is in the English language, Saban shall provide such main credits and end titles upon request of Fox. If Saban does not possess rights of Theatrical Exhibition in the Distribution Territory, Saban shall use its best efforts to supply to Fox in a timely manner the items required pursuant to this Paragraph 3.

                      END OF SCHEDULE "B-1" TO EXHIBIT "B"

                                  EXHIBIT "C"
                                  -----------

                        FORM OF LABORATORY ACCESS LETTER


______________,199__


___________________________
___________________________
___________________________
___________________________


Re:  SABAN ENTERTAINMENT, INC./VENTURA FILM DISTRIBUTORS, B.V.

Ladies and Gentlemen:

1.   PROGRAMS:  This Laboratory Access Letter relates to the following Motion
     --------
Pictures (each a "PROGRAM" and collectively, "PROGRAMS"):

     ________________________________
     ________________________________
     ________________________________
     ________________________________
     ________________________________
     ________________________________


2.   TERRITORY/LICENSE PERIOD:  With respect to the Programs referred to in
     ------------------------
Paragraph 1. above, each of the undersigned, SABAN ENTERTAINMENT, INC. and VENTURA FILM DISTRIBUTORS, B.V. (collectively, "SABAN"), has granted an exclusive license to TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC. ("FOX") to exercise all rights of Home Video Distribution and Home Video Exhibition, as provided in the Home Video Rights Acquisition Agreement dated as of August 8, 1996 ("AGREEMENT") between Saban and Fox. With respect to each Program, Saban has granted Fox the Distribution Rights for such Program in the Distribution Territory for the period beginning as provided in the Agreement and ending [September 10, 2003] [September 10, 2005]. Except where indicated above, the "DISTRIBUTION TERRITORY" for each Program is the United States and Canada. All terms used herein but not defined herein shall have the meaning for such terms as set forth in the Agreement.

3.   MATERIALS:  During the entire Distribution Period for the Distribution
     ---------
Rights for each Program, Laboratory hereby acknowledges receipt of one complete set of all pre-Master materials pertaining to such Program and any trailers thereof ("TRAILERS") (collectively, "MATERIALS") necessary for the manufacture therefrom of commercially acceptable English language Masters and Spanish-language dubbed and subtitled versions thereof, if any. Laboratory further acknowledges that the Materials are of standard commercial quality and suitable for making commercially acceptable Masters and dubbed and subtitled versions of the Program. Laboratory shall hold the Materials at Laboratory's premises, and Laboratory shall notify Saban and Fox in writing before moving the Materials or any of them to another facility. If the Materials are moved to another facility, then Saban shall grant Fox access to the Materials at such other facility on the same terms and conditions as this Laboratory Access Letter.

4.   ORDERS:  This will authorize, direct and instruct Laboratory during the
     ------
License Period for each Program to fill all orders from Fox or its designees only to carry out the purpose of the Agreement for pre-Master materials pertaining to such Program or other materials for the Program or any Trailers, and any replacements thereof, and any other laboratory work for the Program and any Trailers, with all costs and charges related thereto to be charged to Fox. Laboratory agrees not to look to Saban nor assert any claim or lien, statutory or otherwise, against Saban or Saban's property or any materials pertaining to the Program held by Laboratory by reason of any obligation of Fox or any work, labor, service or material which Laboratory may perform or furnish to Fox or its designees.

5.   IRREVOCABILITY:  The instructions, authorizations and directions herein
     --------------
contained in favor of Fox are being relied on by Fox and are coupled with an interest and may not be revoked, rescinded or in any way modified during the License Period for any Program without the written consent of Fox.

6.   SABAN ORDERS:  Laboratory agrees to fill all orders of Saban and Saban's
     ------------
designees for pre-Master materials pertaining to such Program or other materials for the Program and any Trailers at the sole cost and expense of Saban, subject to proper credit arrangements being made. Laboratory agrees that Laboratory will not look to Fox and will not assert any claim or lien, statutory or otherwise, against Fox by reason of any obligation owed to Laboratory for any work, labor, material or service which Laboratory may perform or furnish to Saban or any Party other than Fox or its designees.

7.   LABORATORY ACKNOWLEDGMENT:  By signing in the space provided below,
     -------------------------
Laboratory agrees that Laboratory will fill all orders from Saban or Fox, as the case may be, in accordance with the authority granted herein without regard to any liability or obligation to Laboratory of any Party other than the Party which shall have placed file order and shall be bound by the foregoing instructions and directions. Laboratory further acknowledges that with respect to each Program and any Trailers thereof, Laboratory presently holds or will hold hereunder Materials which are or will be all of at least standard commercial quality and suitable for making commercially acceptable English language Masters of the Program and any Trailers and dubbed and subtitled versions thereof.

By signing in the spaces provided below, the signatories agree to all of the terms and conditions set forth herein.

Very truly yours,

SABAN ENTERTAINMENT, INC.

By
  --------------------------------
  Its

and

VENTURA FILM DISTRIBUTORS, B.V.

By
  --------------------------------
  Its

          (collectively, "SABAN")

ACKNOWLEDGED AND AGREED TO:

  --------------------------------
               ("LABORATORY")


By
  --------------------------------
  Its


CONFIRMED:

TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC.
               ("FOX")


By
  --------------------------------
  Its

                                 EXHIBIT "D-1"
                                 -------------

                           FORM OF EXCLUSIVE LICENSE


For good and valuable consideration, SABAN ENTERTAINMENT, INC. ("SEI") does hereby license and convey to TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC. ("FOX"), P.O. Box 900, Beverly Hills, California 90213, under the copyright laws of the United States of America and the laws of the countries constituting the "Distribution Territory", the exclusive right to distribute the Motion Picture hereinafter designated "Program" in the "Distribution Territory" for the "License Period" and for the "Media", all as hereinafter specified.

     a.  "PROGRAM":  The Motion Picture entitled ______________________________
         ---------

     b.  "DISTRIBUTION TERRITORY":  The Distribution Territory shall consist of
         ------------------------
     the U.S. Territory and the Canadian Territory. The "U.S. TERRITORY" shall mean the United States, its territories and possessions, but excluding Puerto Rico. The "CANADIAN TERRITORY" shall mean the Dominion of Canada, and its territories and possessions.

     c.  "LICENSE PERIOD":  With respect to the rights of Home Video
         ----------------
     Distribution and Home Video Exhibition, the "LICENSE PERIOD" for such Distribution Rights shall be for the period beginning , 199__ and ending __________________________, 200__.

     d.  "MEDIA":  The exclusive right of Home Video Distribution in all forms
         -------
     of Cassettes now known or hereafter devised.

The Program was registered in the United States Copyright Office under the title "______________" by registry number ___________________ with the effective registration date of ____________________________.

This license is executed in accordance with a Home Video Rights Acquisition Agreement ("MAIN AGREEMENT") dated as of August 8, 1996 between the undersigned and Fox and is subject to the terms and conditions of such Main Agreement.

IN WITNESS WHEREOF, the undersigned has executed this license by its duly authorized officer on the ____________ day of ___________________, 199__.

SABAN ENTERTAINMENT, INC.


By
  --------------------------------
  Its

State of ________________)
                         ) ss
County of________________)

On ____________________ before me, ________________________________________,
     (Date)                                 (Name of Notary)
personally appeared __________________________________________,
                         (Name and Title of Signer)

personally known to me (or proved to me on the basis of is satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that be/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal.



Signature______________________________________(Seal)

                                 EXHIBIT "D-2"
                                 -------------

                       FORM OF EXCLUSIVE GRANT OF RIGHTS

For good and valuable consideration, VENTURA FILM DISTRIBUTORS, B.V. ("VENTURA") does hereby grant and convey to TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC. ("FOX"), P.O. Box 900, Beverly Hills, California 90213, under the copyright laws of the United States of America and the laws of the countries constituting the "Distribution Territory", the exclusive right to distribute the Motion Picture hereinafter designated "Program" in the "Distribution Territory" for the "Grant Period" and for the "Media", all as hereinafter specified.

     a.   "PROGRAM":  The Motion Picture entitled _____________________________
          ---------

     b.  "DISTRIBUTION TERRITORY":  The Distribution Territory shall consist of
         ------------------------
     the U.S. Territory and the Canadian Territory. The "U.S. TERRITORY" shall mean the United States, its territories and possessions, but excluding Puerto Rico. The "CANADIAN TERRITORY" shall mean the Dominion of Canada, and its territories and possessions.

     c.  "GRANT PERIOD":  With respect to the rights of Home Video Distribution
         --------------
     and Home Video Exhibition, the "Grant Period" for such Distribution Rights shall be for the period beginning , 199__ and ending ______________, 200__.

     d.  "MEDIA":  The exclusive right of Home Video Distribution in all forms
         -------
     of Cassettes now known or hereafter devised.

The Program was registered in the United States Copyright Office under the title "_____________" by registry number ___________________ with the effective registration date of _______________________________.

This grant is executed in accordance with a Home Video Rights Acquisition Agreement ("MAIN AGREEMENT") dated as of August 8, 1996 between the undersigned and Fox and is subject to the terms and conditions of such Main Agreement.

IN WITNESS WHEREOF, the undersigned has executed this license by its duly authorized officer on the ____________ day of ________________________ , 199__.

VENTURA FILM DISTRIBUTORS, B.V.


By_____________________________
  Its

State of_________________)
                         ) ss
County of________________)

On __________________before me,__________________________________________,
     (Date)                                  (Name of Notary)
personally appeared _____________________________________________________,
                         (Name and Title of Signer)

personally known to me (or proved to me on the basis of is satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that be/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal.



Signature______________________________(Seal)

                                      -2-